OMB APPROVAL

OMB Number:	3235-0059
Expires:	January 31, 2008
Estimated average burden hours per response	14.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Whitney Holding Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

March 12, 2007
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To our Shareholders:
     Whitney Holding Corporation will hold its Annual Meeting of Shareholders on Wednesday, April 25, 2007, at 10:30 a.m. at the Pan-American Life Center Auditorium, 601 Poydras Street, 11th Floor, New Orleans, Louisiana, for the following purposes:
1.	To elect three directors to serve until the 2012 annual meeting;

2.	To approve the Whitney Holding Corporation 2007 Long-Term Compensation Plan;

3.	To approve the Whitney Holding Corporation Executive Incentive Compensation Plan;

4.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the books of the Company and its subsidiaries for 2007; and

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
     Only shareholders of record at the close of business on February 28, 2007 are entitled to notice of, and to vote at, this meeting.

By order of the Board of Directors, /s/ JOSEPH S. SCHWERTZ, JR. JOSEPH S. SCHWERTZ, JR. Corporate Secretary

228 St. Charles Avenue, New Orleans, Louisiana 70130
YOUR VOTE IS IMPORTANT
     Whether or not you expect to attend the meeting, your vote is important. If voting by mail, please mark, date, sign and promptly return the enclosed proxy in the accompanying envelope. No postage is required if mailed in the United States. You may also vote toll free over the telephone or through the Internet. You may later revoke your proxy and vote in person.

PROXY STATEMENT
FOR
ANNUAL MEETING TO BE HELD APRIL 25, 2007
     We are providing these proxy materials in connection with the solicitation by the Board of Directors (the Board) of Whitney Holding Corporation (the Company) of proxies to be voted at the Company’s Annual Meeting of Shareholders (the annual meeting) to be held on April 25, 2007, and at any adjournments or postponements of the meeting. We will begin mailing this proxy statement, the Summary Annual Report, the annual report on Form 10-K and the proxy card to shareholders on or about March 12, 2007 and will bear the cost of soliciting proxies. Directors, officers and regular employees of the Company and its banking subsidiary, Whitney National Bank (the Bank), may solicit proxies by mail, telephone, facsimile machine or personal interview and will not receive additional compensation. The Company has retained Morrow & Co., Inc. at an approximate fee of $6,000 plus associated costs and expenses, to assist in the solicitation of proxies.
INFORMATION ABOUT THE MEETING AND VOTING
Where and when is the annual meeting?
     We will hold the annual meeting on April 25, 2007 at 10:30 a.m. at the Pan-American Life Center Auditorium, 601 Poydras Street, 11th Floor, New Orleans, Louisiana.
Who may vote at the annual meeting?
     The Board set February 28, 2007 as the record date for the meeting. If you owned Company common stock at the close of business on February 28, 2007, you may vote at the meeting. You are entitled to one vote for each share of common stock you held on the record date, including shares:
•	held directly in your name with our transfer agent, American Stock Transfer & Trust Company, as a “shareholder of record;”

•	held for you in an account with a broker, bank or other nominee (shares held in “street name”); and

•	credited to your Whitney National Bank employee account in the Bank’s Savings Plus 401(k) Plan (the 401(k) plan).
How many shares must be present to hold the annual meeting?
     A majority of the Company’s outstanding shares of common stock as of the record date must be present at the meeting to hold the meeting and conduct business. This is called a quorum. On the record date, there were 65,971,833 shares of Company common stock outstanding. Your shares are counted as present at the meeting if you:
•	properly vote by Internet or telephone or submit a proxy card prior to the meeting; or

•	are present and vote in person at the meeting.
What proposals will be voted on at the annual meeting?
     There are four proposals scheduled to be voted on at the meeting:
1.	Election of three directors to serve until the 2012 annual meeting;

2.	Approval of the Company’s 2007 Long-Term Compensation Plan;

3.	Approval of the Company’s Executive Incentive Compensation Plan; and
4.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the books of the Company and its subsidiaries for 2007.
How many votes are required to approve these proposals?
     Directors will be elected (Proposal No. 1) by a plurality of the votes cast at the meeting. This means that the three nominees who receive the largest number of “FOR” votes will be elected as directors. The Company’s 2007 Long-Term Compensation Plan (Proposal No. 2), the Company’s Executive Incentive Compensation Plan (Proposal No. 3) and the ratification selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the books of the Company and its subsidiaries for 2007 (Proposal No. 4) will be approved by a majority of the votes actually cast on that proposal.
How are votes counted?
     You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors (Proposal No. 1). If you withhold authority to vote with respect to any nominee, your shares will count for the purpose of establishing a quorum, but will have no effect on the election of that nominee.
     You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting on the Company’s 2007 Long-Term Compensation Plan (Proposal No. 2), the Company’s Executive Incentive Compensation Plan (Proposal No. 3) and the ratification of the selection of PricewaterhouseCoopers LLP (Proposal No. 4). If, with respect to any of these proposals, you mark “abstain” on your proxy or attend the meeting and abstain from voting, your shares will count for the purpose of establishing a quorum, but will not count as a vote cast and, therefore, will not affect the outcome of the proposal. Similarly, broker nonvotes will count for the purpose of establishing a quorum, but will not count as a vote cast and will not affect the outcome of the proposal.
     If you just sign and submit your proxy card without voting instructions, the proxies will vote your shares “FOR” each director nominee (Proposal No. 1), approval of the Company’s 2007 Long-Term Compensation Plan (Proposal No. 2), approval of the Company’s Executive Compensation Plan (Proposal No. 3) and the ratification of the selection of PricewaterhouseCoopers LLP (Proposal No. 4).
How does the Board recommend that I vote?
     The Board of Directors recommends that you vote “FOR” each of the nominees, “FOR” the two compensation plans and “FOR” the ratification of the selection of PricewaterhouseCoopers LLP.
How do I vote my shares without attending the annual meeting?
     Whether you hold shares in your own name, in street name, or through the 401(k) plan, you may direct your vote without attending the annual meeting. If you are a shareholder of record or hold shares through the 401(k) plan, you may vote by granting a proxy, as follows:
•	By Internet or Telephone – You may submit your proxy by following the instructions on the proxy card. Shareholders of record who are also participants in the 401(k) plan will receive two proxy cards. If you vote using the Internet or telephone, you do not need to return your proxy card (or cards, if you are both a record shareholder and a participant in the 401(k) plan.) We have designed telephone and Internet voting procedures that authenticate your identity as a shareholder, allow you to give your voting instructions and confirm that your instructions have been properly recorded. The deadline for telephone and Internet voting is 11:59 p.m. Eastern Time on April 24, 2007.

•	By Mail – You may vote by mail by signing and dating your proxy card (or cards, if you are both a record shareholder and a participant in the 401(k) plan) and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity. The Corporate Secretary must receive your proxy card by 10:30 a.m. on April 25, 2007 in order for your shares to be voted.

     For shares held in street name, you should follow the voting directions your broker or nominee provides. You can complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions, your broker or nominee will vote your shares as you direct.
How do I vote my shares in person at the annual meeting?
     If you choose to vote at the annual meeting:
•	If you are a registered shareholder of record or hold shares in the 401(k) plan, you should bring the enclosed proxy card and proof of identity; or

•	If you hold your shares in street name, you must obtain and bring a broker representation letter in your name from your bank, broker or other holder of record and proof of identity.
     At the appropriate time during the meeting, we will ask the shareholders present whether anyone wishes to vote in person. You should raise your hand to receive a ballot to record your vote.
     Even if you plan to attend the meeting, we encourage you to vote by telephone, Internet or mail so your vote will be counted if you later decide not to attend the meeting.
What does it mean if I receive more than one proxy card?
     It means you hold shares registered in more than one name or hold shares through the 401(k) plan in addition to other shares. To ensure that all your shares are voted, sign and return each proxy card, or if you vote by telephone or Internet, vote once for each proxy card you receive.
May I change my vote?
     Yes. Whether you have voted by mail, telephone or the Internet, you may change your vote and revoke your proxy by:
•	voting by telephone or the Internet at a later time;

•	submitting a properly signed proxy card with a later date;

•	voting in person at the meeting subject to proof of identity; or

•	delivering written notice that you wish to revoke your proxy to Joseph S. Schwertz, Jr., Corporate Secretary, at or before the meeting. Mr. Schwertz’s office is located in Suite 626, 228 St. Charles Avenue, New Orleans, LA 70130.
Is the annual meeting location accessible to people with disabilities?
     Yes. The Pan-American Life Center Auditorium, in which the meeting will be held, offers access for people using wheelchairs.
How do I get additional copies of SEC filings?
     Copies of the Company’s financial reports, including its reports to the Securities and Exchange Commission (the SEC) on Forms 10-K and 10-Q, with financial statements and financial statement schedules but without exhibits, are available without cost by sending your written request to: Mrs. Shirley N. Fremin, Manager, Shareholder Relations, Whitney Holding Corporation, P. O. Box 61260, New Orleans, LA 70161, (504) 586-3627 or by calling toll free (800) 347-7272, ext. 3627, or by sending an E-mail to the following address: investor.relations@whitneybank.com. Copies, including exhibits, can also be obtained free of charge by clicking on About Whitney, SEC Filings on our website at www.whitneybank.com. This website address is provided for your information and convenience; providing this address does not incorporate by reference any of the documents on our website. You can obtain a copy of any listed exhibit to a 10-K or 10-Q by sending your written request to the address furnished above. We will furnish the copy upon payment of a fee.

VOTING SECURITIES AND PRINCIPAL HOLDERS
     Only shareholders of record as of the close of business on February 28, 2007 are entitled to notice of, and to vote at, the annual meeting. On that date, 65,971,833 shares of common stock, our only class of authorized stock, were outstanding. Each share is entitled to one vote. As of February 14, 2007, the entity named below was, to our knowledge, the only beneficial owner of more than 5% of our outstanding common stock, as determined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

Name and Address	Shares Beneficially	Percent of
of Beneficial Owner	Owned	Class
Barclays Global Investors, N.A. (1)	4,465,843	6.78%
45 Fremont Street
San Francisco, CA 94105

(1)	Information is based on a Schedule 13G filed on January 23, 2007 with the SEC by Barclays Global Investors, N.A., Barclays Global Fund Advisors and certain related entities. They reported voting and dispositive power as of December 31, 2006 as follows: (a) Barclays Global Investors, N.A. reported sole voting power as to 1,370,732 shares, sole dispositive power as to 1,571,951 shares and beneficial ownership of 1,571,951 shares; (b) Barclays Global Fund Advisors reported sole voting power as to 2,851,846 shares, sole dispositive power as to 2,851,846 shares and beneficial ownership of 2,851,846 shares; and (c) Barclays Global Investors, Ltd. reported sole voting power as to 42,046 shares, sole dispositive power as to 42,046 shares and beneficial ownership of 42,046 shares. The shares reported are held by Barclays in trust accounts for the economic benefit of the beneficiaries of those accounts. They disclaim the existence of a group.
PROPOSAL NO. 1
ELECTION OF DIRECTORS
     The Company’s articles of incorporation provide for a Board of Directors of five to 25 persons, divided into five classes serving staggered five-year terms. By Board resolution, the number of directors has been set at 14, to be effective following the annual meeting. Three directors will be elected this year. Messrs. Crowell, Lomax and Taylor, who were elected at prior shareholders’ meetings, are nominated to serve for terms expiring at the Company’s 2012 annual meeting. The Nominating and Corporate Governance Committee met in January 2007 to evaluate the nominees standing for election. Based on the Committee’s evaluation and with their recommendation, the Board approved the inclusion of the nominees on the Company’s proxy card and recommends that shareholders vote “FOR” all three nominees.
     Directors are elected by a plurality of the votes cast in accordance with the Louisiana Business Corporation Law. We disregard abstentions and broker nonvotes in the election of directors. We expect that each nominee will be available for election. If a nominee is unavailable, the proxies will cast your vote for any substitute nominee the Nominating and Corporate Governance Committee and the Board recommend.
     The following table sets forth information we obtained from the nominees and other directors about (a) their principal occupations for the last five years and (b) directorships they hold with other public companies.

THE BOARD OF DIRECTORS
Directors with Terms Expiring in 2007 and Nominated for Terms Expiring in 2012

Richard B. Crowell, 68	Attorney, Crowell & Owens (since 1970); Director, CLECO Corporation; Whitney director since 1983.

Michael L. Lomax, 59	President and Chief Executive Officer, United Negro College Fund (since 2004); Former President, Dillard University (1997 to 2004); Whitney director since 2002.

Dean E. Taylor, 58	Chairman (since 2003), President (since 2001), Chief Executive Officer (since 2002), Tidewater, Inc. (marine offshore supply); Whitney director since 2002.
Directors with Terms Expiring in 2008

E. James Kock, Jr., 78	Former President: Bowie Lumber Associates, Downmans Associates, Jeanerette Lumber & Shingle Co., Ltd. and White Castle Lumber & Shingle Co., Ltd. (land and timber holdings, and investments) (retired 1993); Whitney director since 1965.

R. King Milling, 66	President of the Company and the Bank (since 1984); Whitney director since 1978.

John G. Phillips, 84	Former Chairman of the Board and Chief Executive Officer, The Louisiana Land and Exploration Company (oil and gas exploration and production) (retired 1985); Director, Energy Partners, Ltd.; Whitney director since 1972.

Thomas D. Westfeldt, 55	President, Westfeldt Brothers, Inc. (green coffee importing firm) (since 1994); Whitney director since 2002.
Directors with Terms Expiring in 2009

Joel B. Bullard, Jr., 56	President, Joe Bullard Automotive Companies (since 1980); Whitney director since 1994.

Angus R. Cooper II, 64	Chairman and Chief Executive Officer, Cooper/T. Smith Corp. (shipping service company) (since 1979); Whitney director since 1994.
Directors with Terms Expiring in 2010

William L. Marks, 63	Chairman of the Board and Chief Executive Officer of the Company and the Bank (since 1990); Director, Adtran, Inc.; Director, CLECO Corporation; Whitney director since 1990.

Eric J. Nickelsen, 62	Real estate developer and part owner, John S. Carr & Company, Inc. (since 1998); Whitney director since 2000.

Kathryn M. Sullivan, 50	Chief Financial Officer and Senior Vice President, Blue Cross and Blue Shield Association (since 2004); Former President and Chief Executive Officer (1999 to 2004), Blue Cross and Blue Shield of Louisiana; Whitney director since 2003.
Directors with Terms Expiring in 2011

William A. Hines, 70	Chairman of the Board, Nassau Holding Corporation (holding company of entities in the oil field service industry) (since 1978); Whitney director since 1986.

Alfred S. Lippman, 68	Co-Manager, Lippman, Mahfouz, Tranchina & Thorguson, LLC, Attorneys at Law (commencing 2001); Whitney director since 1996.

BENEFICIAL OWNERSHIP OF DIRECTORS AND MANAGEMENT
     The following table sets forth beneficial ownership of the Company’s outstanding stock as of February 28, 2007, including shares held in the 401(k) plan by the named executive officers.

	Current	Shares	Stock Units
	Beneficial	Subject	Held under		Percent
Directors	Holdings	to Options	Deferral Plans(1)	Total(2)	of Class
Joel B. Bullard, Jr. (3)	26,595	33,750	16,413	60,345	*
James M. Cain(4)	7,849	33,750	19,350	41,599	*
Angus R. Cooper II	425,797	33,750	—	459,547	*
Richard B. Crowell (5)	405,546	4,500	—	410,046	*
William A. Hines	253,398	13,500	—	266,898	*
E. James Kock, Jr. (6)	127,536	18,000	7,693	145,536	*
Alfred S. Lippman (7)	111,438	31,500	1,496	142,938	*
Michael L. Lomax	241	22,500	2,195	22,741	*
William L. Marks (8)	602,783	181,018	—	783,801	1.18%
R. King Milling (9)	276,770	66,179	—	342,949	*
Eric J. Nickelsen (10)	26,412	24,750	17,221	51,162	*
John G. Phillips	16,194	27,000	—	43,194	*
Kathryn M. Sullivan	2,217	13,500	—	15,717	*
Dean E. Taylor (11)	4,292	19,000	6,519	23,292	*
Thomas D. Westfeldt	10,855	22,500	—	33,355	*

Executive Officers
Robert C. Baird, Jr. (12)	103,562	169,370	—	272,932	*
Thomas L. Callicutt, Jr. (13)	36,217	100,998	—	137,215	*
John C. Hope III (14)	149,370	152,495	—	301,865	*

All 23 directors and executive officers of the Company as a group				4,190,021	10.58%

*	Less than 1% of the outstanding common stock.

(1)	Shares and stock units held in the Company’s deferral plans are not included in the “Total” column.

(2)	Ownership shown includes direct and indirect ownership and, unless otherwise noted and subject to community property laws where applicable, each shareholder has sole investment and voting power with respect to reported holdings. The Bank serves as trustee of the Whitney National Bank Retirement Trust, which held 49,175 shares as of February 28, 2007. An executive officer of the Company serves with other Bank employees on a committee that makes voting and investment decisions with respect to these shares. Shares held by the trust have been included only in the calculation of the beneficial ownership of all executive officers and directors as a group.

(3)	Mr. Bullard’s share total includes 5,062 shares in a profit sharing trust and 8,860 shares in family trusts, for which he disclaims beneficial ownership.

(4)	Mr. Cain is a director with a term expiring at the 2007 annual meeting and will retire from the Board of Directors effective as of the annual meeting.

(5)	Mr. Crowell’s share total includes 11,500 shares in Mr. Crowell’s family trusts, over which Mr. Crowell has voting rights, but for which he disclaims beneficial ownership and 1,500 shares in family trusts of which Mr. Crowell’s wife is the trustee, but for which he disclaims beneficial ownership.

(6)	Mr. Kock’s share total includes 18,990 shares over which Mr. Kock holds a usufruct, 14,704 shares owned by several trusts for the benefit of his children, for which he serves as trustee and for which he disclaims beneficial ownership and 5,287 shares owned by members of Mr. Kock’s family, for which he disclaims beneficial ownership.

(7)	Mr. Lippman’s share total includes 57,378 shares held for the benefit of Mr. Lippman in the Alfred S. Lippman IRA Account.

(8)	Mr. Marks’ share total includes 100,000 shares of restricted stock granted pursuant to the Company’s Long-Term Incentive Plans and 15,150 shares of stock held for the benefit of Mr. Marks in the 401(k) plan. His share total does not include 60,000 restricted stock units held by Mr. Marks.

(9)	Mr. Milling’s share total includes 22,500 shares of restricted stock granted pursuant to the Company’s Long-Term Incentive Plans and 11,423 shares of stock held for the benefit of Mr. Milling in the 401(k) plan. His share total does not include 20,000 restricted stock units held by Mr. Milling.

(10)	Mr. Nickelsen’s share total includes 5,963 shares held in a trust over which Mr. Nickelsen has full voting authority.

(11)	Mr. Taylor’s share total includes 1,467 shares of stock held for the benefit of Mr. Taylor’s children in an account which he controls and over which he has voting power.

(12)	Mr. Baird’s share total includes 20,250 shares of restricted stock granted pursuant to the Company’s Long-Term Incentive Plans and 10,084 shares of stock held for the benefit of Mr. Baird in the 401(k) plan. His share total does not include 20,000 restricted stock units held by Mr. Baird.

(13)	Mr. Callicutt’s share total includes 11,500 shares of restricted stock granted pursuant to the Company’s Long-Term Incentive Plans. His share total does not include 7,500 restricted stock units held by Mr. Callicutt.

(14)	Mr. Hope’s share total includes 20,250 shares of restricted stock granted pursuant to the Company’s Long-Term Incentive Plans and 10,080 shares of stock held for the benefit of Mr. Hope in the 401(k) plan. His share total also includes 3,000 shares of stock owned by Mr. Hope’s children and his wife’s 20% ownership in a trust that owns 225 shares, for which he disclaims beneficial ownership. His share total does not include 20,000 restricted stock units held by Mr. Hope.
BOARD OF DIRECTORS AND ITS COMMITTEES
Board of Directors
     The Company’s Board held 12 meetings in 2006. The Board currently consists of 15 directors. In February 2007, the Board set the size of the Board at 14 directors, including two employee directors, to be effective following the annual meeting. The Board has determined that all 13 nonemployee directors (including Mr. Cain, who is retiring effective as of the annual meeting) are independent under applicable rules of The Nasdaq Global Select Market (Nasdaq). The independent directors are Joel B. Bullard, Jr., James M. Cain, Angus R. Cooper II, Richard B. Crowell, William A. Hines, E. James Kock, Jr., Alfred S. Lippman, Michael L. Lomax, Eric J. Nickelsen, John G. Phillips, Kathryn M. Sullivan, Dean E. Taylor and Thomas D. Westfeldt. The Board can combine or separate the roles of the Chairman of the Board and the Chief Executive Officer as it deems to be in the best interest of the Company. Mr. Marks is Chairman of the Board and Chief Executive Officer.
     During 2006, Whitney’s independent directors continued their longstanding practice of convening in executive sessions by having four such sessions following the end of Board meetings. Messrs. Marks and Milling, who are the two employee directors, and all other employees, excused themselves from the executive sessions. The Chairman of the Company’s Compensation and Human Resources Committee, currently John G. Phillips, presides at all executive sessions of the independent directors.
     All directors attended at least 75% of the aggregate number of meetings of the Board and the Committees of the Board on which they served. The Board has adopted Corporate Governance Guidelines that include the expectation that its directors attend each annual meeting. In 2006, all of the directors, except Dr. Lomax, attended the Company’s annual meeting.
Compensation of Directors
     For information regarding the compensation of our directors, see “Executive Compensation – Compensation of Directors.”

Board Committees
     The Company has established four standing committees: Executive, Audit, Compensation and Human Resources and Nominating and Corporate Governance. The Board and each committee have the authority to consult with and retain independent legal, financial or other outside advisors, as each deems necessary and appropriate, without seeking approval of management.
     The members of the Board of Directors and the standing committees on which each serves are identified below.

			Compensation and	Nominating and
Name	Executive	Audit	Human Resources	Corporate Governance

Joel B. Bullard, Jr.				X

James M. Cain(1)		X		X*

Angus R. Cooper II	X		X	X

Richard B. Crowell		X*

William A. Hines	X

E. James Kock, Jr.	X			X

Alfred S. Lippman	X

Michael L. Lomax			X

William L. Marks †	X*

R. King Milling	X

Eric J. Nickelsen	X	X^	X	X

John G. Phillips			X*

Kathryn M. Sullivan		X

Dean E. Taylor	X		X

Thomas D. Westfeldt	X			X

†	Chairman of the Board

*	Committee Chairman

(1)	Mr. Cain is a director with a term expiring at the 2007 annual meeting and will retire from the Board of Directors effective as of the annual meeting.
Executive Committee
     In addition to the Board meetings, the directors provide significant corporate governance oversight through the Company’s Executive Committee. The Executive Committee currently consists of nine directors and thus comprises almost two-thirds of the Board. During 2006, the Executive Committee met 24 times. Among its other duties, the Executive Committee regularly reviews recently approved loans and receives quarterly briefings from management on operational, legal, compliance, corporate governance and Community Reinvestment Act matters.
Nominating and Corporate Governance Committee
     During 2006, the Nominating and Corporate Governance Committee (the Nominating Committee) was comprised of Messrs. Bullard, Cain, Cooper, Kock, Nickelsen and Westfeldt, all of whom are independent, as independence is defined for nominating committee members in the listing standards of Nasdaq. The Nominating Committee held two meetings in 2006. Its functions include: (i) identifying individuals qualified to become Board members, (ii) recommending individuals to be nominated by the Board for election as directors of the Company, (iii) nominating candidates for election to the Board in the event of a vacancy between shareholder meetings, (iv) advising the Board with respect to committees, (v) overseeing evaluation of the Board and (vi) assisting the Board in establishing and maintaining effective corporate governance practices. A current copy of the Committee’s charter is available to shareholders on the Corporate Governance page of our website at www.whitneybank.com.
     Shareholder Recommendations of Director Candidates
     Eligible shareholders wishing to recommend a candidate for consideration by the Nominating Committee as a director of the Company shall submit in writing a timely notice including the candidate’s name and address, along with adequate information as to the candidate’s qualifications, to the Corporate Secretary at the following address:

Mr. Joseph S. Schwertz, Jr.
Corporate Secretary
Whitney Holding Corporation
228 St. Charles Avenue, Suite 626
New Orleans, LA 70130
     To be considered timely for next year’s annual meeting, the shareholder’s notice must be delivered to, or mailed and received at, the above address by a date not later than November 13, 2007.
     Director Qualifications, Qualities and Skills
     The Nominating Committee believes all director nominees should meet certain qualifications and possess certain qualities or skills. The Committee believes each director nominee should at a minimum:
(1)	Be of the highest character and integrity, with an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

(2)	Be free of any conflict of interest that would violate any applicable laws or regulations or interfere with the proper performance of the responsibilities of a director;

(3)	Be willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board committee member, as applicable (including developing and maintaining sufficient knowledge of the Company and its industry; reviewing and analyzing reports and other information important to Board and committee responsibilities; preparing for, attending and participating in Board and committee meetings; and satisfying appropriate orientation and continuing education guidelines);

(4)	Have the capacity and desire to represent the balanced, best interests of the shareholders as a whole and not primarily a special interest group or constituency; and

(5)	If also serving on the Board of the Bank, directly own at least $1,000 of Company stock.
     For a detailed description of the qualifications required of candidates for director, as well as any specific qualities or skills the Committee believes one or more directors should possess, see the Nominating and Corporate Governance Committee Charter on the Corporate Governance page on our website at www.whitneybank.com.
     Identification and Evaluation of Directors
     The Nominating Committee is charged with identifying individuals qualified to become Board members and recommending individuals to be nominated by the Board for election. The Committee’s criteria for identifying, reviewing and selecting potential director nominees for election to the Board is set forth in the Nominating and Corporate Governance Committee Charter. To identify a candidate to fill a vacancy on the Board, the Nominating Committee seeks recommendations from the Company’s directors. The Board believes that the Company’s directors are in the best position to identify individuals with the necessary qualifications, qualities and skills to serve the Company and its shareholders. To evaluate a director candidate, whether recommended by the Nominating Committee, a Board member or a shareholder, the Committee will consider and assess the skills and background of the individual and any other issues and factors that the Committee deems appropriate, applying the criteria set forth in the Nominating and Corporate Governance Committee Charter.
Audit Committee
     During 2006 the Audit Committee was comprised of Messrs. Cain, Crowell and Nickelsen and Ms. Sullivan. The Board has determined that Messrs. Cain, Crowell and Nickelsen and Ms. Sullivan meet the additional independence criteria under the rules and regulations of the SEC and the listing qualifications of Nasdaq for service on the Audit Committee. In addition, the Board has determined that Messrs. Cain, Crowell and Nickelsen and Ms. Sullivan have the attributes of an “Audit Committee financial expert” as defined in applicable SEC regulations and meet the Nasdaq test for financial sophistication. The Audit Committee held 12 meetings during calendar year 2006.

     The Audit Committee is governed by a written charter approved by the Board. A copy of this charter, as revised in 2006, is available on the Corporate Governance page of our website at www.whitneybank.com. Information regarding the functions of the Audit Committee is set forth in the “Report of the Audit Committee,” included on page 37 this proxy statement.
Compensation and Human Resources Committee
     During 2006 the Compensation and Human Resources Committee was comprised of Messrs. Cooper, Lomax, Nickelsen, Phillips and Taylor. Mrs. Suggs was also a member of the Committee until her retirement from the Board on April 26, 2006. The Committee held nine meetings during calendar year 2006.
     The Compensation and Human Resources Committee is governed by a written charter approved by the Board. A copy of this charter is available on the Corporate Governance page of our website at www.whitneybank.com. Information regarding the role of the Compensation and Human Resources Committee is set forth in “Compensation Discussion and Analysis – Role of the Compensation and Human Resources Committee” on page 11 of this proxy statement.
COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT
     The Compensation and Human Resources Committee of the Board of Directors of Whitney Holding Corporation (the Compensation Committee) is responsible for overseeing the Company’s compensation program on behalf of the Board. In fulfilling this responsibility, the members of the Committee reviewed and discussed with the Chief Executive Officer and the Chief Financial Officer the Compensation Discussion and Analysis set forth in this proxy statement.
     Based on the review and discussions that took place as referenced above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2006 and the Company’s proxy statement to be filed in connection with the Company’s 2007 Annual Meeting of Shareholders, each of which will be filed with the Securities and Exchange Commission.
     The Compensation Committee also believes it is important to report on the activities of the CEO Selection Committee that was formed to assist the Committee and the Board of Directors in conducting the search for a candidate to succeed current Chairman of the Board and Chief Executive Officer, William L. Marks, who has advised the Board of his intent to retire in March 2008. The CEO Selection Committee has utilized the executive search capabilities of Heidrick and Struggles to identify and assess external candidates and to assist in the assessment of several internal candidates for the position. The Board of Directors interviewed finalists for the position in late February 2007 and anticipates a decision may be made in March 2007.
Compensation and Human Resources Committee
of the Board of Directors
John G. Phillips, Chairman
Angus R. Cooper II
Michael L. Lomax
Eric J. Nickelsen
Dean E. Taylor
     This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

COMPENSATION DISCUSSION AND ANALYSIS
     In the paragraphs that follow, we will provide an overview and analysis of our compensation program and policies, the material compensation decisions we have made under those programs and policies with respect to our top executive officers, and the material factors that we considered in making those decisions. Later in this proxy statement under the heading, “Executive Compensation” is a series of tables containing specific information about the compensation earned or paid in 2006 to the following individuals, whom we refer to as our named executive officers:
•	William L. Marks, Chairman of the Board and Chief Executive Officer of the Company and the Bank,

•	Thomas L. Callicutt, Jr., Executive Vice President and Chief Financial Officer of the Company and the Bank and Treasurer of the Company,

•	R. King Milling, President of the Company and the Bank,

•	Robert C. Baird, Jr., Executive Vice President of the Company and the Bank, and

•	John C. Hope III, Executive Vice President of the Company and the Bank.
     The discussion below is intended to help you understand the detailed information provided in those tables and put that information into context within our overall compensation program.
Objective of the Company’s Compensation Program
     The objective of our compensation program is to attract, retain, motivate and reward executives who contribute to our financial and operational success, which ultimately builds value for our shareholders. We believe that, in order to do this effectively, our program must:
•	provide our executives with total compensation opportunities at levels that are competitive for comparable positions at companies and banks with whom we compete for talent;

•	directly link a significant portion of total compensation to the Company’s achievement of performance goals in a way that proportionally rewards higher performance levels;

•	provide significant upside opportunities for exceptional individual performance, which can result in differentiated compensation among executives based on performance; and

•	closely align our executives’ interests with those of our shareholders by making stock-based incentives a core element of our executives’ compensation.
Role of the Compensation and Human Resources Committee
     Our Compensation and Human Resources Committee (the Compensation Committee) assists our Board in discharging its responsibilities relating to compensation of our executive officers. Each of the five members of our Compensation Committee is independent as that term is defined under Nasdaq listing standards and the director independence standards adopted by our Board. We believe that their independence from management allows the Compensation Committee members to provide objective consideration of various elements that could be included in an executive compensation program and apply independent judgment about which elements and designs best achieve our compensation objectives. The Compensation Committee has and may exercise the authority of the Board as specified by the Board and to the extent permitted under the Louisiana Business Corporation Law, and has the authority to delegate its duties and responsibilities to subcommittees as it deems necessary and advisable.
     To assist in evaluating the compensation practices at the Company, the Compensation Committee from time to time retains independent compensation consultants to provide advice and ongoing recommendations regarding executive compensation that are consistent with our business goals and pay philosophy. In 2006, the Compensation Committee retained the executive compensation consulting services of Mercer Human Resource Consulting.

Market Data
     Our Compensation Committee reviews and analyzes market data prepared internally and by Mercer Human Resource Consulting to ensure that our executive officer compensation is competitive with the marketplace. We compare compensation paid to our executive officers with compensation paid to executive officers in similar positions at other regional banks of comparable size (the Peer Bank Group), and we use the market information to test the reasonableness of the compensation decisions we make. We generally do not target any element of our executive compensation package at a particular level or quartile within a particular peer group (except for base salaries, for which we generally target the median, or slightly above the median, of base salaries for similar positions paid by companies in the Peer Bank Group and within our industry as a whole, as discussed below). For 2006, the Peer Bank Group consisted of the following banks:

AMCORE Financial, Inc.	First Midwest Bancorp, Inc.
BancorpSouth, Inc.	Hancock Holding Company
BOK Financial Corporation	Regions Financial Corporation
Commerce Bancshares, Inc.	Sky Financial Group, Inc.
Compass Bancshares, Inc.	The South Financial Group, Inc.
Cullen/Frost Bankers, Inc.	Susquehanna Bancshares, Inc.
First Horizon National Corporation	Trustmark Corporation
FirstMerit Corporation
How We Determine and Assess Executive Compensation
     We believe that the total compensation package available to our executives should be fair and competitive, should provide enhanced levels of financial reward based on higher levels of performance, and should be designed to recognize and reward both short and long-term performance. After careful consideration and analysis of market survey data provided by our compensation consultant and by our internal human resources department, we set compensation levels for our executive officers to be competitive within the banking industry. We also consider and factor into our compensation decisions the Company’s overall performance relative to its Peer Bank Group, as well as other performance measures such as total shareholder return.
     No specific formula or weightings are used in regard to the allocation of the various pay elements within our executive compensation program. In general, we emphasize annual performance incentives and long-term equity incentives over fixed compensation such as base salary. Going forward, the Compensation Committee intends to continue this approach by providing a greater percentage of the total compensation to our executive officers in the form of variable compensation opportunities and a smaller percentage as fixed compensation in the form of base salary.
     Our Chairman of the Board and Chief Executive Officer, with input from our President, recommends to the Compensation Committee the base salary, annual incentive payouts and long-term incentive grants for our executive officer group (other than himself). Mr. Marks makes these recommendations to the Compensation Committee based on data and analysis provided by our independent compensation consultant and qualitative judgments regarding individual performance. Mr. Marks is not involved with any aspect of determining his own pay.
Elements of our Compensation Program
     Our executive officer compensation program consists of the following elements: base salary, annual incentives, long-term incentives, retirement benefits, change of control protection and other benefits, including perquisites.
     Base Salary
     We provide base salaries to our executive officers as compensation for day-to-day responsibilities and sustained performance. Base salaries are set based on a variety of factors, including competitive pay levels relative to our industry and to the companies in our Peer Bank Group, internal pay alignment and equity, and an overall assessment of Company and individual performance. In setting base salaries for our executive officers, we generally target the median, or slightly above the median, of base salaries for similar positions paid by companies in our Peer Bank Group and within our industry as a whole.

     Based on its review of these factors, the Compensation Committee decided not to increase the base salaries of Messrs. Marks, Milling, Baird and Hope in 2006. Mr. Callicutt’s base salary was increased by approximately 8% in 2006 after considering these factors, including the fact that survey data indicated that his base salary in 2005 was generally below market for salaries paid to chief financial officers of companies of similar size. Base salaries for the named executive officers, effective July 1, 2006 were as follows: Mr. Marks, $900,000; Mr. Callicutt, $325,500; Mr. Milling, $560,000; Mr. Baird, $370,000; and Mr. Hope, $370,000.
     Annual Incentives
     Our annual incentive plan provides our executive officers with an opportunity to earn annual cash bonuses based on our achievement of certain preestablished performance goals up to a maximum percent of base salary. The bonus opportunities are based on a percentage of each officer’s base salary. For 2006, the maximum bonus opportunity was 100% of base salary for our Chief Executive Officer and 75% of base salary for our other named executive officers. These amounts were the same maximum bonus opportunities for executive officers as in 2005. With the exception of the Chief Executive Officer, individual performance is taken into consideration in determining the annual incentive earned. We believe that the bonus opportunities provided to our named executive officers are competitive with bonus opportunities within our Peer Bank Group.
     Under the annual incentive plan, executive officer bonuses are based on the Company’s return on average assets (ROAA) and return on average equity (ROAE) compared with the performance of the top five performing banks in our Peer Bank Group (the Top Five Peer Banks). Our performance as a percent of the average of the Top Five Peer Banks in each performance category is calculated, and then combined into a weighted-average performance percentage, with ROAA performance weighted 70% and ROAE performance weighted 30%. Using an award matrix approved by the Compensation Committee each year, the amount of annual bonus earned by the executive officers for the year is determined. For example, in 2006, the executive officers were eligible to receive 68% of their maximum bonus amounts if our weighted average performance percentage was 60% or better relative to the Top Five Peer Banks average, 78% of their maximum bonus amounts if our weighted average performance percentage was 70% or better relative to the Top Five Peer Banks average, and 100% of their maximum bonus amounts if our weighted average performance percentage was 90% or better relative to the Top Five Peer Banks average.
     For 2006, our weighted average ROAA and ROAE performance percentage was calculated to be at 86% relative to the Top Five Peer Banks average, which corresponds to a payout of 95% of executive officer maximum bonus amount. The amount of bonus earned by our Chief Executive Officer is based solely on this formula, whereas the bonuses earned by our other named executive officers are based on a combination of this formula and an assessment of individual performance by the Chief Executive Officer and the Compensation Committee.
     The Compensation Committee periodically reviews the performance criteria upon which executive officer bonuses are based under the annual incentive plan and has worked with compensation consultants at Mercer Human Resource Consulting to consider other potential performance measures. After considering other performance criteria, the Committee continues to believe that ROAA and ROAE are appropriate criteria on which to base the amount of annual incentive bonuses earned by our executive officers, and it has approved these same performance criteria for determining incentive bonus amounts for 2007.
     Long-Term Incentives
     As part of their 2006 compensation, our executive officers received equity awards in the form of performance-based restricted stock units (PRSUs) and stock options. We believe annual equity-based awards are an effective form of compensation because they provide incentives for strong performance leading to enhanced shareholder value. PRSUs and options encourage executive retention because they vest over a period of years of continuous service, and reward corporate performance because their value is tied to the value of our common stock. Our annual grants of PRSUs and options place significant portions of the executive officers’ total annual compensation “at risk” and in alignment with the long-term interests of our shareholders.
     PRSUs represent the right to earn and receive a number of shares of our common stock in the future based on the Company’s performance and the executive’s continuous employment with the Company over a three-year performance period. The number of PRSUs initially granted to each executive officer is subject to reduction down to zero or increase up to a maximum of 200% of the award, based on the Company’s ROAA and ROAE compared with the performance of the Top Five Peer Banks over the three-year performance period. Performance results in each of the three years are averaged and a composite performance ranking obtained. The performance percentage is then compared to a matrix that indicates the positive or negative adjustment factor to be applied to the initial award scheduled to vest. For example, performance-based restricted stock shares that were granted to our named executive officers in 2004 and were earned based on a performance period beginning on January 1, 2004 and ending on December 31, 2006 were subject to a positive performance adjustment that resulted in 140% of the initial award being earned. Performance-based restricted stock shares and performance-based restricted stock units have dividend rights that are paid in cash.
     Executive officers who retire after age 55 with 10 years of service, who become disabled or who die before performance-based restricted stock/restricted unit awards vest will be eligible to receive a prorated share of the performance award on the scheduled vesting date.
     Stock options represent the right to purchase shares of our common stock at a specified price in the future. Stock options granted to executive officers in 2006 are subject to a three-year cliff-vesting schedule and were granted with an exercise price not less than the fair market value of the stock on the date of grant.
     The Compensation Committee does not target a certain percentage of total compensation to be provided to executive officers in the form of equity-based awards. The number of awards granted to each executive officer other than the Chief Executive Officer is approved by the Compensation Committee based on recommendations made by our Chief Executive Officer. These decisions are based on a variety of factors, including short and long-term company performance, the officer’s level of responsibility and an assessment of individual performance criteria and competitive market data. In addition, equity awards granted in 2006 were intended to reflect and reward the Company’s strong financial performance and exceptional individual efforts in 2005 in light of the disruption to our primary banking market and the extraordinary challenges posed by hurricanes Katrina and Rita.
     The Compensation Committee has had a consistent practice for 10 years of granting equity awards to our executive officers and other employees at its regularly scheduled meeting in June of each year. We do not coordinate the timing of grants with the release of material information. Beginning in 2007, the Compensation Committee intends to consider and approve equity awards for executive officers in March when it will meet to consider base salary increases for executive officers. This timing change is being implemented to compress the Committee’s recurring decisions regarding executive compensation into a February — March time frame each year. The Committee believes this change will allow them to better consider all elements of executive officer compensation and their aggregate values when making decisions regarding base salary increases and the size of equity-based awards to be granted. Equity awards granted in March will be subject to a three-year cliff-vesting schedule based on the date of the award.
     Retirement Benefits
     Retirement benefits also fulfill an important role within our overall executive compensation objectives because they provide a financial security component that promotes retention. We believe that our retirement program, including the amount of benefit, is comparable to those offered by the companies in our Peer Bank Group and, as a result, is needed to ensure that our executive compensation remains competitive.
     We maintain the Whitney National Bank Retirement Plan, a tax-qualified, defined benefit plan in which a substantial majority of our employees, including the named executive officers, are eligible to participate. In addition, we maintain the following nonqualified retirement and deferred compensation plans that are available to a select group of management or highly compensated employees, including our named executive officers:
•	Whitney Holding Corporation Retirement Restoration Plan; and

•	Whitney Holding Corporation Deferred Compensation Plan
     Each of the above retirement plans is described in more detail beginning on page 21 of this proxy statement.

     Other Benefits and Perquisites
     We provide our executive officers with Group Variable Universal term life insurance and long-term disability insurance coverage that provide tax-free benefits. In addition, our named executive officers receive various perquisites, such as club memberships, home security services, limited personal financial planning services, free parking, spousal travel to company-related events and in the case of our Chief Executive Officer and our President, use of a leased automobile. We believe the perquisites provided to our named executive officers are reasonable in light of industry practices and perquisites available to executive officers of the companies in our Peer Bank Group. We review the perquisites provided to our executive officers on an annual basis to ensure that we are providing benefits that align with our overall compensation goal of providing competitive compensation to our executive officers that maximizes the interests of our shareholders.
     Change in Control Agreements
     The Company has entered into change in control agreements (which we refer to as Executive Agreements) with certain executive officers, including the named executive officers. In the event a qualifying termination occurs within one year prior to or within three years following a change in control of the Company, the executive is entitled to receive a severance benefit equal to 300% of the average of compensation, excluding stock-based compensation, paid to the executive during the highest three of the five calendar years immediately preceding the calendar year in which a change in control occurs. The Executive Agreements also provide for immediate vesting and lapse of any restrictions on outstanding equity awards, continued coverage under our group health and life plans for a period of three years and the payment of a lump sum equal to the accruals that would have been made under our retirement plans for the lesser of three years or the number of years to the executive’s normal retirement age. The Company will pay or reimburse the executive for any golden parachute excise tax payable with respect to such payments.
     We believe the Executive Agreements are an important element of our executive officers’ overall compensation packages. The Executive Agreements serve to ensure the continued employment and dedication of our executive officers notwithstanding any personal concerns they may have regarding their own continued employment, either prior to or following a change in control. These types of agreements, which are very common in today’s business environment and within our Peer Bank Group, are also equally important as a recruiting and retention device.
Tax and Accounting Considerations
     Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation that we may deduct in any year with respect to any one of our named executive officers. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation.
     It is the Compensation Committee’s intent to maximize deductibility of executive compensation while retaining some discretion needed to compensate executives in a manner commensurate with performance and the competitive landscape for executive talent. In 2006, the Committee decided to ensure that our annual incentive awards will be fully deductible under Section 162(m), and we are seeking shareholder approval at the annual meeting of the performance goals that may be used in connection with the Executive Incentive Compensation Plan (Proposal No. 3). Shareholder approval of the Executive Incentive Compensation Plan permits awards granted under the plan to comply with the Section 162(m) exemption for qualified performance-based compensation.
     With the adoption of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123R, we do not expect accounting treatment of differing forms of equity awards to vary significantly and, therefore, accounting treatment is not expected to have a material effect on the selection of forms of compensation.
Stock Ownership Guidelines
     While many of the Company’s executive officers have significant Company stock holdings, we do not have specific guidelines regarding stock ownership for our officers. The Compensation Committee believes that the annual equity-based awards to our executive officers provide a sufficient opportunity for the executives to acquire Company stock and to further align their interests with the interests of our shareholders.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

						Change in
						Pension Value
					Non-Equity	and
					Incentive	Nonqualified
			Stock		Plan	Deferred	All Other
Name and			Awards	Option Awards	Compensa-	Compensation	Compensa-
Principal Position	Year	Salary	(1)	(2)	tion (3)	Earnings (4)	tion (5)	Total
William L. Marks	2006	$900,000	$2,259,656	$60,250	$855,000	$748,009	$48,765	$4,871,680
Chairman of the Board & Chief Executive Officer of the Company and the Bank

Thomas L. Callicutt, Jr.	2006	317,500	306,705	12,050	225,425	117,932	12,935	992,547
Executive Vice President & Chief Financial Officer of the Company and the Bank and Treasurer of the Company

R. King Milling	2006	560,000	575,118	14,460	397,600	234,721	29,026	1,810,925
President of the Company and the Bank

Robert C. Baird, Jr.	2006	370,000	585,918	14,460	262,700	128,360	12,244	1,373,682
Executive Vice President of the Company and the Bank

John C. Hope III	2006	370,000	585,918	14,460	262,700	143,688	23,242	1,400,008
Executive Vice President of the Company and the Bank

(1)	The Stock Awards column shows the dollar amount recognized as an expense for financial statement reporting purposes for 2006 in accordance with SFAS 123R (disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions) for awards of performance-based stock units granted in 2006 (which are described in the Grants of Plan-Based Awards table beginning on page 17 of this proxy statement) and for awards of restricted stock granted in 2003, 2004 and 2005 for which we continued to recognize expense in 2006. Refer to Note 16 to the Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2006 for additional information on these awards. There were no forfeitures of stock awards during the year.

(2)	The Option Awards column shows the dollar amount recognized as an expense for financial statement reporting purposes for 2006 in accordance with SFAS 123R (disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions) for options granted in 2006, which are described in the Grants of Plan-Based Awards table beginning on page 17 of this proxy statement. The fair value of the stock options were estimated as of the grant dates using the Black-Scholes option-pricing model. The assumptions made in valuing the options include a weighted-average expected annualized volatility of 22.85%, a weighted-average option life of five years, an expected annual dividend yield of 3.25% and a weighted-average risk free interest rate of 5.15%. Refer to Note 16 to the Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2006 for additional information on these options and on options awarded in earlier years. There were no forfeitures of option awards during the year.

(3)	The Non-Equity Incentive Plan Compensation column shows amounts earned in 2006 under the Company’s Executive Compensation Plan. Refer to the discussion of Annual Incentives in Compensation Discussion & Analysis on page 13 of this proxy statement for additional information.

(4)	The Change in Pension Value and Nonqualified Deferred Compensation Earnings column reflects the aggregate increase in actuarial present values of each of the named executive officer’s accumulated benefits under our qualified Retirement Plan and nonqualified Retirement Restoration Plan.

(5)	The Company provides certain perquisites to its executive officers, including (i) monthly home security service, (ii) memberships dues for country clubs and social clubs, (iii) personal financial planning services and (iv) reimbursements of travel, accommodations and other expenses of spouses who accompany executive officers on business trips. In addition to the above, the Company also provides Messrs. Marks and Milling the use of leased automobiles. No individual perquisite exceeded $25,000. The All Other Compensation column includes perquisites provided to Messrs. Marks, Milling and Hope. Perquisites provided to Messrs. Callicutt and Baird did not exceed $10,000 in 2006 and are not included. The All Other Compensation column also includes premiums for group life and long-term disability insurance and matching contributions to the 401(k) plan for all named executive officers.
2006 GRANTS OF PLAN-BASED AWARDS

								All Other
								Option
					Estimated Future Payouts			Awards;
		Estimated Possible Payouts			Under Equity Incentive Plan Awards			Number of	Exercise	Grant Date
		Under Non-Equity Incentive			(2)			Securities	Price of	Fair Value
		Plan Awards (1)			Thresh-		Maxi-	Underlying	Option	of Stock
	Grant	Thresh-		Maxi-	old	Target	mum	Options	Awards	and Option
Name	Date	old	Target	mum	Shares	Shares	Shares	(3)	(4)	Awards (5)

William L. Marks		$270,000	$855,000	$900,000
	6/28/06				15,000	60,000	120,000
	6/28/06							50,000	$35.41	$361,500

Thomas L. Callicutt, Jr.		73,025	225,425	238,125
	6/28/06				1,875	7,500	15,000
	6/28/06							10,000	35.41	72,300

R. King Milling		128,800	397,600	420,000
	6/28/06				5,000	20,000	40,000
	6/28/06							12,000	35.41	86,760

Robert C. Baird, Jr.		85,100	262,700	277,500
	6/28/06				5,000	20,000	40,000
	6/28/06							12,000	35.41	86,760

John C. Hope III		85,100	262,700	277,500
	6/28/06				5,000	20,000	40,000
	6/28/06							12,000	35.41	86,760

(1)	Amounts represent estimated possible payouts of annual incentive bonuses under our Executive Compensation Plan. The threshold amount is the payout corresponding to the minimum performance level under the Plan that would result in the payment of an executive bonus. The target amount reflects the payout that would have been made based on the Company’s actual performance level in 2005. The maximum amount is the payout corresponding to the maximum performance level under the Plan. The actual amount of incentive bonus earned by each named executive officer in 2006 is reported in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table. Refer to the discussion of Annual Incentives in the Compensation Discussion and Analysis on page 13 of this proxy statement for additional information.

(2)	Amounts represent the estimated number of performance-based restricted stock units (PRSUs) to be earned based on the Company’s composite performance percentage compared to a select group of peer banks in the categories of Return on Average Assets (ROAA) and Return on Average Equity (ROAE) for the three-year period ending December 31, 2008. The threshold number of shares is the award corresponding to the minimum performance level under the Plan that would result in some PRSUs being earned. The maximum number of shares is the award corresponding to the maximum performance level under the Plan. Each earned PRSU represents a right to receive one share of our common stock on June 28, 2009 (or earlier upon a change in control of the Company) provided the executive is still employed by the Company (or has incurred a prior termination of employment due to death, disability, retirement or involuntary severance without cause). PRSUs have dividend-equivalent rights payable in cash if dividends are paid on our common stock. Refer to the discussion of Long-Term Incentives in Compensation Discussion & Analysis on page 13 of this proxy statement for additional information

(3)	Amounts reflect the number of options to purchase shares of our common stock awarded to each named executive officer in 2006 under the Company’s Long-Term Incentive Plan. The options vest three years from the date of grant (or earlier upon a change in control of the Company) and expire 10 years from the date granted.

(4)	The Compensation Committee set the exercise price of the stock options awarded on June 28, 2006 at the opening price of our common shares on June 27, 2006, which was higher than either the opening or closing prices on June 28. June 27, 2006 was the grant date of stock options awarded to other Bank officers.

(5)	Represents the grant date fair value of the awards determined in accordance with SFAS 123R.

2006 OUTSTANDING EQUITY AWARDS AT YEAR END

	Option Awards				Stock Awards
								Equity
							Equity	Incentive
							Incentive	Plan
							Plan	Awards:
							Awards:	Market or
					Number		Number of	Payout
		Number of			of Shares	Market	Unearned	Value of
	Number of	Securities			or Units	Value of	Shares, Units	Unearned
	Securities	Underlying			of Stock	Shares or	or Other	Shares, Units
	Underlying	Unexercised		Option	That Have	Units of	Rights That	or Other
	Unexercised	Options	Option	Expira-	Not	Stock That	Have Not	Rights That
	Options	Unexercisable	Exercise	tion	Vested	Have Not	Vested	Have Not
Name	Exercisable	(1)	Price	Date	(2)	Vested (3)	(4)	Vested (3)

William L. Marks	4,090		$24.44	6/09/08	63,000	$2,055,060	178,750	$5,830,825
	4,428		22.58	6/11/12
	4,455		22.44	6/10/13
	82,500		28.86	6/15/14
	40,000		31.59	6/14/15
		50,000	35.41	6/28/16

Thomas L. Callicutt, Jr.	3,375		$18.07	6/09/09	8,400	$274,008	20,350	$663,817
	13,498		16.53	6/13/10
	13,500		18.58	6/12/11
	16,875		22.58	6/11/12
	16,875		22.44	6/10/13
	16,875		28.86	6/15/14
	10,000		31.59	6/14/15
		10,000	35.41	6/28/16

R. King Milling	7,900		$18.07	6/09/09	14,700	$479,514	50,400	$1,644,048
	10,824		16.53	6/13/10
	4,455		22.44	6/10/13
	21,000		28.86	6/15/14
	10,000		31.59	6/14/15
		12,000	35.41	6/28/16

Robert C. Baird, Jr.	16,875		$18.86	6/30/07	11,550	$376,761	50,400	$1,644,048
	16,874		24.44	6/09/08
	16,873		18.07	6/09/09
	16,873		16.53	6/13/10
	16,875		18.58	6/12/11
	21,000		22.58	6/11/12
	21,000		22.44	6/10/13
	21,000		28.86	6/15/14
	10,000		31.59	6/14/15
		12,000	35.41	6/28/16

John C. Hope III	16,874		$24.44	6/09/08	11,550	$376,761	50,400	$1,644,048
	16,873		18.07	6/09/09
	16,873		16.53	6/13/10
	16,875		18.58	6/12/11
	21,000		22.58	6/11/12
	21,000		22.44	6/10/13
	21,000		28.86	6/15/14
	10,000		31.59	6/14/15
		12,000	35.41	6/28/16

(1)	Options were awarded to each of the named executive officers on June 28, 2006. The options become exercisable on June 28, 2009 (or earlier upon a change in control of the Company) provided the executive officer is still employed. A prorated number of options vest and become immediately exercisable upon the executive officer’s retirement, death or disability within the three-year period before vesting.

(2)	Shares of restricted stock will vest on June 14, 2007.

(3)	Reflects the value as calculated based on the closing price of our common stock on December 29, 2006 of $32.62.

(4)	The following table provides information with respect to the vesting of each of the named executive officer’s outstanding shares of restricted stock or stock units. The number of shares vesting in 2008 are the awards corresponding to the Company’s actual performance levels for 2005 and 2006 under the Plan. The stock units vesting in 2009 are the awards corresponding to the company’s actual performance level for 2006 under the Plan.

	Restricted Stock Awards	Stock Unit Awards
Name	Vesting on June 13, 2008	Vesting on June 28, 2009
William L. Marks	79,750	99,000
Thomas L. Callicutt, Jr.	7,975	12,375
R. King Milling	17,400	33,000
Robert C. Baird, Jr.	17,400	33,000
John C. Hope III	17,400	33,000
2006 OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
Name	Acquired on Exercise	on Exercise (1)	Acquired on Vesting	on Vesting (2)
William L. Marks	60,882	$1,118,307	48,750	$1,783,275
Thomas L. Callicutt, Jr.	—	—	8,400	307,272
R. King Milling	11,159	172,457	13,650	499,317
Robert C. Baird, Jr.	—	—	11,550	422,499
John C. Hope III	16,875	285,930	11,550	422,499

(1)	Reflects the excess of the fair market value of the shares at the time of exercise over the exercise price of the options.

(2)	Reflects the fair market value of the underlying shares as of the vesting date.

2006 PENSION BENEFITS

		Number of
		Years	Present Value of	Payments
		of Credited	Accumulated	During
Name	Plan Name	Service	Benefit	2006
William L. Marks	Retirement Plan	17	$616,911	—
	Retirement Restoration Plan	17	3,917,516	—
Thomas L. Callicutt, Jr.	Retirement Plan	8	242,461	—
	Retirement Restoration Plan	8	257,887	—
R. King Milling	Retirement Plan	22	819,427	—
	Retirement Restoration Plan	22	2,574,038	—
Robert C. Baird, Jr.	Retirement Plan	11	276,338	—
	Retirement Restoration Plan	11	441,789	—
John C. Hope III	Retirement Plan	12	309,257	—
	Retirement Restoration Plan	12	493,168	—
     The Bank’s Retirement Plan is a tax qualified, funded, noncontributory defined benefit pension plan. Pension benefits are accrued through the employee’s career and are based upon the employee’s years of service and the employee’s earnings during the highest five-year consecutive period during the ten years preceding retirement. The plan formula also contains a partial offset for social security income attributable to earnings at the Bank. Earnings include both salary and cash incentives earned under the Executive Compensation Plan. Under IRS regulations, the maximum amount of earnings that could be considered in 2006 was $220,000 and the maximum amount in 2007 will be $225,000.
     Benefits under the Bank’s Pension Plan at normal retirement age (65) are based on the following formula: the number of years of service (up to a maximum of 35) times 1.83% of final average earnings reduced by 1.60% of the primary social security benefit. The number of years of credited service represents actual years of service. Early retirement benefits, which are subject to an actuarial reduction of 5% per year for each year before age 65 are available to employees at age 55 who have at least 10 years of credited service. Messrs. Marks, Milling, Baird and Hope are currently eligible for early retirement. Benefits are payable in the form of an annuity and are paid from a Trust Fund funded solely by Bank contributions. The present value of the accumulated benefit is calculated assuming a straight life annuity option.
     The maximum annual benefit that can be paid by the Retirement Plan under IRS guidelines is $175,000 in 2006. This maximum benefit increases to $180,000 in 2007.
     The Bank also sponsors an unfunded nonqualified Retirement Restoration Plan that provides out of general assets a supplemental pension benefit substantially equal to the difference between the amount that would have been paid under the qualified Retirement Plan, in the absence of statutory provisions limiting the amount of annual earnings that can be considered when computing benefits and the amount that can be paid annually to a retiree.
     In the table above, the present value of the accrued benefit with respect to each named executive officer under both the Retirement Plan and the Retirement Restoration Plan is based on assumptions described in Footnote 15 to the Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2006.

2006 NONQUALIFIED DEFERRED COMPENSATION

	Executive	Registrant	Aggregate Earnings
	Contributions in	Contributions in	in 2006	Aggregate Balance at
Name	2006	2006	(2)	December 31, 2006
William L. Marks	$842,603 (1)	—	$476,215	$4,036,331
Thomas L. Callicutt, Jr.	—	—	9,393	87,948
R. King Milling	—	—	16,848	184,135
Robert C. Baird, Jr.	—	—	—	—
John C. Hope III	—	—	55,274	535,113

(1)	Reflects deferral under the Company’s Deferred Compensation Plan of incentive bonus earned for 2005 and paid to Mr. Marks in 2006. This amount is not reported as 2006 compensation in the Summary Compensation Table.

(2)	Earnings on deferred compensation balances under the Deferred Compensation Plan are not above-market or preferential, and, therefore, are not included as 2006 compensation in the Summary Compensation Table.
     The Company’s Deferred Compensation Plan is a nonqualified deferred compensation plan pursuant to which the named executive officers may elect to defer up to 25% of their base salary and 100% of their annual incentive bonus. Deferred amounts are credited with investment gains or losses based on the rate of return of available mutual funds selected by the executive which the executive may change at any time. The Company does not make contributions to participant accounts under the Deferred Compensation Plan. Distributions are payable in the form of a lump sum, or in installments over a five or ten year period beginning on the date selected in advance by the participant.
Potential Payments Upon Termination Or Change In Control
     The following discussion summarizes the compensation and benefits payable to the named executive officers in the event of a termination of employment under various circumstances, assuming that a termination of employment had occurred on December 31, 2006.
     Termination of Employment in General
     The Company does not have employment agreements or other individual arrangements with the named executive officers that provide for specific benefits upon a termination of employment (except in the case of a termination following a change in control of the Company, as discussed below). In general, upon termination of employment, a named executive officer would receive compensation and benefits for which he has already vested. This would include accrued but unpaid salary, accrued and unused vacation pay, and any balance under our 401(k) plan. The benefits payable to the named executive officers under the Employee Deferred Compensation Plan are described in the Nonqualified Deferred Compensation table and the related narrative disclosure above.
     Termination of Employment Following a Change in Control
     We have entered into Executive Agreements with all executive officers including our named executive officers. These agreements provide for payments and benefits to the executive officers in the event of a qualifying termination if it occurs within one year before or three years after a change in control of the Company.
     A change in control of the Company is defined in the agreements to mean (i) the consummation of certain types of transactions, including mergers and the sale of all or substantially all of our assets or stock, (ii) the acquisition by any person or entity of the beneficial ownership of securities representing 20% or more of the voting power of our then outstanding securities without approval of the Board of Directors, or (iii) a change in members of the Board of Directors that results in the exclusion of the continuing Board.

     A qualifying termination means a termination of employment by the Company for any reason or a resignation by the executive officer following the occurrence of one of the following events: (i) a diminution in the nature and scope of the executive officer’s authorities or duties, a change in reporting responsibilities or titles or the assignment of any executive officer to any duties or responsibilities that are inconsistent with the executive officer’s position, duties, responsibilities or status immediately preceding such assignment, (ii) a reduction in the executive officer’s compensation during the covered period, (iii) the transfer of an executive officer to a location requiring a change in residence or a material increase in the amount of travel ordinarily required in the performance of the executive officer’s duties, or (iv) a good faith determination by the executive officer that the executive officer’s position, duties, responsibilities or status has been affected in a manner that prohibits the effective discharge of any such duties or responsibilities.
     The payments and other benefits that each named executive officer would be entitled to receive from the Company under the Executive Agreements upon a qualifying termination of employment occurring within one year before or three years after a change in control of the Company are described below, assuming that the termination occurred on December 31, 2006.
     Severance Payment. The Company would be obligated to pay the named executive officer a lump sum equal to 300% of the average of all compensation paid to the named executive officer for the highest three of five calendar years immediately preceding the calendar year in which the change in control occurs, including the amount of any compensation the named executive officer has elected to defer. Compensation related to equity awards, such as restricted stock, restricted stock units and the exercise of stock options is excluded from the calculation of this obligation. The table below shows the amounts of such payments.

Mr. Marks	Mr. Callicutt	Mr. Milling	Mr. Baird	Mr. Hope
$2,780,977	$1,196,286	$2,353,448	$1,486,197	$1,490,237
     Executive Compensation Plan Bonus. The Company would also be obligated to pay the named executive officer a lump sum equal to the amount the named executive officer would have been entitled to receive under the Company’s Executive Compensation Plan for the calendar year in which a change in controls occurs assuming all performance goals had been achieved. The table below shows the amounts of such payments.

Mr. Marks	Mr. Callicutt	Mr. Milling	Mr. Baird	Mr. Hope
$900,000	$243,750	$420,000	$277,500	$277,500
     Stock Options, Restricted Stock and Restricted Stock Units. All outstanding stock options, restricted stock and restricted stock units would become fully vested and exercisable upon a change in control. Performance-based awards would be deemed to be satisfied at the target levels. Settlement of outstanding performance-based awards would have resulted in payments of the following amounts based on our year-end share price of $32.62. No value was assigned to stock options outstanding because the exercise price was higher than the fair market value of the underlying shares at December 31, 2006.

Mr. Marks	Mr. Callicutt	Mr. Milling	Mr. Baird	Mr. Hope
$5,219,200	$619,780	$1,386,350	$1,312,955	$1,312,955
     Retirement Plan Enhancement. The Company would also be obligated to pay the named executive officer a lump sum equal to the present value of the additional benefits that would have accrued under the Retirement Plan and the Retirement Restoration Plan during the lesser of (i) three years following the date of termination, or (ii) the number of years until the named executive officer reaches normal retirement age (65) under the Plans. The table below shows the amounts of such lump sum payments.

Mr. Marks	Mr. Callicutt	Mr. Milling	Mr. Baird	Mr. Hope
$680,315	$346,088	—	$364,471	$398,503
     Benefit Continuation. The Company would be obligated to provide coverage to the named executive officer under the plans, policies or programs maintained by the Company for purposes of providing medical and dental benefits and life and disability insurance to other executives of the Company with comparable duties. Coverage would end on the earlier of (i) the named executive officer’s coverage under Medicare Part B or (ii) the date on which the named executive officer is covered under group plans maintained by another employer. The value of this coverage, which is shown in the table below, is measured by the present value of the monthly payments made by the Company for premiums paid for the benefits. Values have been discounted back to December 31, 2006.

Mr. Marks	Mr. Callicutt	Mr. Milling	Mr. Baird	Mr. Hope
$16,262	$48,791	—	$115,472	$104,976
     Matching Contributions to the 401(k) Plan. The Company would also pay a lump sum to the named executive officer equal to the contributions to the Company’s 401(k) Plan that would have been made for the lesser of (i) three years following the date of the change in control or (ii) the number of years until the named executive officer’s normal retirement age under the plan. The lump sum that would have paid at December 31, 2006 to each named executive officer is shown in the table below.

Mr. Marks	Mr. Callicutt	Mr. Milling	Mr. Baird	Mr. Hope
$10,790	$27,000	—	$27,000	$27,000
     Perquisite Severance. The named executive officer would become entitled to the transfer of ownership of all club memberships and automobiles that were assigned to the named executive officer. The value of these perquisites at December 31, 2006 is shown in the following table.

Mr. Marks	Mr. Callicutt	Mr. Milling	Mr. Baird	Mr. Hope
$36,000	$15,000	$35,000	$15,000	—
     Excise Tax Gross-Up. The named executive officers would also be eligible to receive a “gross-up” payment from the Company to the extent that they incur excise taxes under Section 4999 of the Internal Revenue Code. The gross-up payments that would have to be made, assuming the preceding payments had been made under the Executive Agreements, are shown in the table below.

Mr. Marks	Mr. Callicutt	Mr. Milling	Mr. Baird	Mr. Hope
$2,951,771	$979,560	$1,398,759	$1,401,843	$1,410,509

Compensation of Directors
     Cash Compensation. All Company directors are also directors of the Bank. During 2006, the Bank paid its nonemployee directors $1,500 for each Board meeting attended and $1,250 for each committee meeting attended with a maximum of two paid committee meetings per day. For the first six months of 2006, the Bank paid its nonemployee directors annual retainer fees of $12,000. Additional annual retainers were paid to committee chairmen as follows: Audit Committee, $5,000, Compensation and Human Resources Committee, $2,500 and Nominating and Corporate Governance Committee, $2,500. Effective July 1, 2006, the Bank’s Board approved an increase in the annual retainer to $18,000 and an increase in the annual retainer for the following committee chairmen: Audit Committee, $10,000 and Compensation and Human Resources Committee, $7,500. The Company does not pay nonemployee directors additional fees for attendance at meetings of the Company’s Board and committees that meet on the same days as their Bank counterparts. Messrs. Bullard and Cooper, who live in Mobile, Alabama, and Mr. Nickelsen, who lives in Pensacola, Florida, also serve as the Board’s representatives on advisory boards located in those cities. Their participation permits them to give guidance to, and assess the performance of, Whitney’s regional management in those markets. They receive per diem compensation and, in Florida, an annual retainer for this participation, which vary depending on the market, but which are less than the per diem and annual retainer amounts they receive for attending the Company’s Board and committee meetings. In 2006, Messrs. Bullard, Cooper and Nickelsen received aggregate amounts of $5,500, $2,000 and $4,350, respectively, for their service on advisory boards, which amounts are included in Fees Earned or Paid in Cash column below.
     Equity and Deferred Compensation. Pursuant to the terms of the Company’s 2001 Directors’ Compensation Plan, each nonemployee director receives annually an award of 675 shares of common stock and 4,500 stock options. Directors may elect to defer all or part of their annual stock awards and fees. Any deferred amounts are credited to a bookkeeping account maintained for each director. Directors can allocate deferred amounts among an equity fund, S&P 500 Index Fund, a fixed income fund, a money market fund and credits representing shares of the Company’s common stock. Earnings and losses based on the performance of the selected investments are periodically credited to each director’s account. Plan benefits are distributed as designated by each director, which is usually after the director is no longer on the Board. Benefits are equal to the amount credited to a director’s account at the time of distribution. Amounts credited to the Company’s common stock fund are distributed in shares of common stock.
2006 DIRECTOR COMPENSATION TABLE

	Fees Earned or Paid	Stock
Name	in Cash (1)	Awards (2)	Option Awards (3)	Total
Joel B. Bullard, Jr.	$41,000	$23,875	$36,450	$95,825
James M. Cain	50,500	23,875	36,450	110,825
Angus R. Cooper, II	78,250	23,875	36,450	136,575
Richard B. Crowell	52,500	23,875	36,450	112,825
William A. Hines	61,750	23,875	36,450	122,075
E. James Kock, Jr.	69,250	23,875	36,450	129,575
Alfred S. Lippman	66,750	23,875	36,450	127,075
Michael L. Lomax	43,750	23,875	36,450	104,075
Eric J. Nickelsen	91,100	23,875	36,450	147,075
John G. Phillips	53,750	23,875	36,450	114,075
Carroll W. Suggs(4)	18,250	—	—	18,250
Kathryn M. Sullivan	46,500	23,875	36,450	106.925
Dean E. Taylor	75,250	23,875	36,450	135,575
Thomas D. Westfeldt	65,250	23,875	36,450	125,575

(1)	Includes amounts deferred pursuant to the Company’s 2001 Directors Compensation Plan, described below.

(2)	Reflects the grant date fair value of an award of 675 shares of common stock, based on the closing price of the Company’s common stock ($35.37) on the date of grant (6/30/06). These awards were fully vested upon grant, and therefore 100% of the grant date fair value was recognized as an expense for financial statement reporting purposes for 2006 in accordance with SFAS 123R. Refer to Note 16 to the Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2006 for additional information on these awards. The total number of shares of common stock owned by each of the directors is set forth in the Beneficial Ownership of Directors and Management on page six of this proxy statement.

(3)	Reflects the grant date fair value of an award of 4,500 stock options. These awards were fully vested upon grant, and therefore 100% of the grant date fair value was recognized as an expense for financial statement reporting purposes for 2006 in accordance with SFAS 123R. The fair value of the stock options were estimated as of the grant dates using the Black-Scholes option-pricing model. The assumptions made in valuing the options include a weighted-average expected annualized volatility of 22.85%, a weighted-average option life of five years, an expected annual dividend yield of 3.25% and a weighted-average risk free interest rate of 5.15%. Refer to Note 16 to the Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2006 for additional information on these options and on options awarded in earlier years. The aggregate number of options outstanding and held by each director as of December 31, 2006 is set forth in the Beneficial Ownership of Directors and Management on page six of this proxy statement.

(4)	Mrs. Suggs retired from the Board on April 27, 2006.
EQUITY COMPENSATION PLAN INFORMATION
     The following table summarizes certain information regarding the registrant’s equity compensation plans as of December 31, 2006. The underlying compensation plans, which are more fully described in Note 16 to the Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2006, have been previously approved by a vote of the shareholders.

	(a)	(b)	(c)
Number of securities
remaining available for
future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected in
Plan category	warrants and rights	warrants and rights	column (a))
Equity compensation plans approved by shareholders	2,906,330 (1)	$25.95 (2)	1,592,089 (3)
Equity compensation plans not approved by shareholders	—	—	—
Total	2,906,330	$25.95	1,592,089

(1)	The total includes an aggregate of 2,440,480 shares that can be issued on the exercise of options held by employees. 1,210,108 shares are subject to options granted under the 2004 Long-Term Incentive Plan (the 2004 LTIP), and 1,230,372 shares are subject to options granted under the 1997 Long-Term Incentive Plan (1997 LTIP). The total also includes an aggregate of 376,750 shares that can be issued on the exercise of options held by nonemployee directors of the Company. These options were granted under the Directors’ Compensation Plan, as amended and restated.

Also included in the total are 89,107 common stock equivalent units held in deferred compensation accounts maintained for certain of the Company’s directors, which must eventually be distributed as common shares of the Company. As allowed under the Directors’ Compensation Plan, certain nonemployee directors have deferred receipt of annual stock awards and fees, and the value of these deferrals has been credited to a bookkeeping account maintained for each director. The value of an account is indexed to the performance of one or more investment options specified in the plans. One of the investment options is equivalent units of the Company’s common stock. This option is mandatory for deferred stock awards and was extended by the Directors’ Compensation Plan to deferred compensation account balances maintained under a prior deferred compensation plan. The number of common stock equivalent units allocated to a director’s account for each deferral is based on the fair market value of the Company’s common stock on the deferral date. The common stock equivalent units are deemed to earn any dividends declared on the Company’s common stock, and additional units are allocated on the dividend payment date based on the stock’s fair market value.

(2)	Represents the weighted-average exercise price of options granted under the 2004 LTIP, the 1997 LTIP, and the Directors’ Compensation Plan. It does not include the per share price of common stock equivalent units held in deferred compensation accounts for the benefit of nonemployee directors. These units are allocated to accounts based on the fair market value of the Company’s common stock on the date of each account transaction.

(3)	Under the 2004 LTIP, the Company is authorized to make awards with respect to a maximum of 3,900,000 of its common shares, plus any authorized but unused shares from the 1997 LTIP. The 2004 LTIP provides for the award of options, stock appreciation rights, restricted stock and restricted stock units that represent common shares. Of the total shares authorized, the Company can award a maximum of 1,950,000 shares in the form of restricted stock or restricted stock units. At December 31, 2006, the Company could make future awards under the 2004 LTIP with respect to 1,143,413 shares of its common stock. This total has been reduced by the maximum number of shares that could be issued with respect to performance-based awards whose performance measurement periods were not completed by December 31, 2006.

Under the Directors’ Compensation Plan as originally implemented, the Company is authorized to make awards of stock options or common stock and allocations of common stock equivalent units with respect to the lesser of either 1,687,500 common shares or 3% of its issued and outstanding common shares, as determined from time to time. The Board of Directors subsequently amended the plan to reduce the authorized shares to no more than 937,500. At December 31, 2006, the Company could make future awards or allocations of common stock equivalent units under the plan with respect to 448,676 shares of its common stock.
PROPOSAL NO. 2
APPROVAL OF THE WHITNEY HOLDING CORPORATION
2007 LONG-TERM COMPENSATION PLAN
     On December 20, 2006, the Board of Directors adopted, subject to shareholder approval at the annual meeting, the Whitney Holding Corporation 2007 Long-Term Compensation Plan (the 2007 Plan). If approved, the 2007 Plan will become effective as of the date it is approved by the shareholders.
     The Company currently maintains the Whitney Holding Corporation 2004 Long-Term Incentive Plan, as amended (the 2004 Plan). As of December 31, 2006, there were approximately 1,143,413 shares of the Company’s common stock reserved and available for future awards under the 2004 Plan. If the shareholders approve the 2007 Plan, all future equity grants to the Company’s employees, officers and directors will be made from the 2007 Plan, and the Company will not grant any additional awards under the 2004 Plan. The 2004 Plan as currently in effect will remain in effect if the Company’s shareholders do not approve the 2007 Plan.
     A summary of the 2007 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2007 Plan, which is attached to this proxy statement as Exhibit A.
     Summary of the 2007 Plan
     Purpose. The purpose of the 2007 Plan is to promote the Company’s success by linking the personal interests of the Company’s employees, officers and directors to those of the Company’s shareholders, and by providing participants with an incentive for outstanding performance. The 2007 Plan is also intended to enhance the Company’s ability to motivate, attract, and retain the services of employees, officers, and directors upon whose judgment, interests, and special efforts the successful conduct of the Company’s operation is largely dependent.
     Administration. The 2007 Plan will be administered by the Compensation and Human Resources Committee of the Board (the Compensation Committee), which is composed entirely of independent directors. The Compensation Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2007 Plan; and make all other decisions and determinations that may be required under the 2007 Plan.

     Eligibility. The 2007 Plan permits the grant of incentive awards to employees, officers, and nonemployee directors of the Company and its affiliates as selected by the Compensation Committee. As of the record date, the number of eligible participants was approximately 275. The number of eligible participants may increase over time based upon future growth of the Company and its affiliates.
     Permissible Awards. The 2007 Plan authorizes the granting of awards in any of the following forms:
•	options to purchase shares of the Company’s common stock, which may be designated under the Code as nonstatutory stock options (which may be granted to all participants ) or incentive stock options (which may be granted to officers and employees but not to nonemployee directors);

•	stock appreciation rights (SARs), which give the holder the right to receive the difference (payable in cash or stock, as specified in the award agreement) between the fair market value per share of the common stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date);

•	restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;

•	restricted or deferred stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property, as specified in the award agreement) in the future, based upon the attainment of stated vesting or performance criteria in the case of restricted stock units;

•	performance awards, which are awards payable in cash or stock upon the attainment of specified performance goals;

•	dividend equivalents, which entitle the holder of an award to cash payments (or an equivalent value payable in stock or other property) equal to any dividends paid on the shares of stock underlying the award; and

•	other stock-based awards in the discretion of the Compensation Committee, including unrestricted stock grants.
     Shares Available for Awards. Subject to adjustment as provided in the 2007 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2007 Plan is 3,200,000. Not more than 75% of such aggregate number of shares may be granted as full value awards (which includes any stock-settled award other than in the form of an option or SAR).
     Limitations on Individual Awards. The maximum aggregate number of shares of common stock subject to stock-based awards that may be granted under the 2007 Plan in any 12-month period to any one participant is as follows:

Type of Award	Shares
Options	150,000
Stock Appreciation Rights	150,000
Restricted Stock or Stock Units	150,000
Performance Units or Shares	150,000 or a value equal to 150,000 shares, determined as of the date of vesting or payout
Other Stock-Based Awards	150,000
     The maximum aggregate amount awarded or credited with respect to cash-based awards under the 2007 Plan to any one participant in any 12-month period is the greater of $4,500,000 or the value of 150,000 shares of common stock, determined as of the date of vesting or payout, as applicable.
     Minimum Vesting Requirements. Except in the case of substitute awards or awards granted as an inducement to join the Company as a new employee to replace forfeited awards from a former employer, any full-value award granted under the 2007 Plan to an employee or officer will either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation. Notwithstanding the foregoing, the Compensation Committee may permit acceleration of vesting of such awards in the event of the participant’s death, disability, or retirement, or upon the occurrence of a change in control.
     Performance Goals. All options and SARs granted under the 2007 Plan are designed to be exempt from the $1,000,000 deduction limit imposed by Internal Revenue Code Section 162(m). The Committee may designate any other award granted under the 2007 Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the Company or an affiliate:
•	revenue growth;

•	net income growth;

•	price/earnings ratio;

•	return on average equity;

•	return on average assets;

•	earnings per share on the Company’s common stock;

•	total shareholder return with respect to the Company’s common stock;

•	improvement in attainment of efficiency levels;

•	improvement in credit quality; and

•	attainment of specific strategic business objectives.
     The Compensation Committee must establish such goals within 90 days after the beginning of the period for which such a performance goal relates (or such later date as may be permitted under applicable tax regulations) and the Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal. The Compensation Committee may provide, at the time the performance goals are established, that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses.
     Limitations on Transfer; Beneficiaries. A participant may not assign or transfer an award other than by will or the laws of descent and distribution; provided, however, that the Compensation Committee may permit other transfers (other than transfers for value) where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Committee Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.
     Treatment of Awards upon a Participant’s Termination of Service. Unless otherwise provided in an award agreement, upon a participant’s termination of service for a reason other than death, disability, retirement, or any other approved reason, all unexercised, unearned, and/or unpaid awards, including without limitation, awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing will be canceled or forfeited, as the case may be. The Committee may promulgate rules and regulations to (i) determine what events constitute termination for an approved reason for purposes of the 2007 Plan, and (ii) determine the treatment of a participant under the 2007 Plan in the event of such participant’s death, disability, retirement or termination for an approved reason.
     Treatment of Awards upon a Change in Control. Unless otherwise provided in an award agreement or any special plan document governing an award, all outstanding options and SARs will become fully vested, all time-based vesting restrictions on outstanding awards will lapse; and the target payout opportunities attainable under outstanding performance-based awards will be deemed to have been fully earned as of the effective date of the change in control based upon the greater of the actual level of achievement of all relevant performance goals against target or an assumed achievement of all relevant performance goals at the “target” level and there will be a full payout of the earned award.
     Adjustments. In the event of a transaction between the Company and its shareholders that causes the per-share value of the Company’s common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the 2007 Plan will be adjusted proportionately, and the Compensation Committee must make such adjustments to the 2007 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of a stock split, a stock dividend, or a combination or consolidation of the Company’s outstanding common stock into a lesser number of shares, the authorization limits under the 2007 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.
     Termination and Amendment. The Board or the Compensation Committee may, at any time and from time to time, terminate or amend the 2007 Plan, but if an amendment would constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. In addition, the Board or the Compensation Committee may condition any amendment on the approval of the shareholders for any other reason. No termination or amendment of the 2007 Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award.
     The Compensation Committee may amend or terminate outstanding awards. However, such amendments or terminations may require the consent of the participant and, unless approved by the shareholders, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.
     Prohibition on Repricing. As indicated above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without shareholder approval. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require shareholder approval.
     Certain U.S. Federal Income Tax Effects
     The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2007 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed, and may vary from locality to locality.
     Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2007 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.
     Incentive Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

     SARs. A participant receiving a SAR under the 2007 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the SAR, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time.
     Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.
     Restricted or Deferred Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
     Performance-Based Cash Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance-based cash award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
     Code Section 409A. The 2007 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and SARs that comply with the terms of the 2007 Plan are designed to be exempt from the application of Code Section 409A. Restricted and deferred stock units granted under the 2007 Plan may be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.
     Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2007 Plan.
     Benefits to Named Executive Officers and Others
     No awards shall be granted under the 2007 Plan unless approved by shareholders on April 25, 2007. Awards will be made at the discretion of the Compensation Committee. Therefore, it is not presently possible to determine the benefits or amounts that will be received by the named executive officers or others pursuant to the 2007 Plan in the future.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” APPROVAL OF THE 2007 PLAN.

PROPOSAL NO. 3
APPROVAL OF WHITNEY HOLDING CORPORATION
EXECUTIVE INCENTIVE COMPENSATION PLAN
     On December 20, 2006, the Board adopted the Whitney Holding Corporation Executive Incentive Compensation Plan (the Incentive Plan), subject to approval by the shareholders at the annual meeting. If approved, the Incentive Plan will become effective as of the date it is approved by the shareholders. If not approved by the shareholders at the annual meeting, the Incentive Plan will be not be implemented and future incentives will continue to be paid under the Executive Compensation Plan currently in force.
     The Incentive Plan provides for the payment of annual cash awards to participants based upon the achievement by the Company of certain “performance goals” as discussed below. The Incentive Plan is intended to preserve the Company’s federal income tax deduction for annual bonus payments to our named executive officers by meeting the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code.
     A summary of the Incentive Plan is set forth below. This summary is qualified in its entirety by the full text of the Incentive Plan, which is attached to this Proxy Statement as Exhibit B.
Summary of the Incentive Plan
     Purpose. The purpose of the Incentive Plan is to optimize the profitability and growth of the Company and its subsidiaries and motivate certain executives, senior managers, officers and other key employees through the award of incentive compensation based on the attainment of preestablished performance objectives.
     Plan Administration. The Incentive Plan will be administered by the Compensation and Human Resources Committee of the Board of Directors (the Compensation Committee), which is composed entirely of independent directors. The Compensation Committee has the authority and discretion to (i) designate participants; (ii) establish performance goals; (iii) establish target maximum awards for participants; (iv) determine whether and to what extent performance goals were achieved; (v) reduce any award based on such factors as the Committee deems relevant; (vi) establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Incentive Plan; and (vii) amend the Incentive Plan.
     Eligibility. The Committee may designate executives, senior managers, officers and other key employees of the Company or a subsidiary to participate in the Incentive Plan.
     Performance Goals and Section 162(m) of the Internal Revenue Code. Awards under the Incentive Plan are intended to be fully deductible without regard to the $1,000,000 deduction limit imposed by Section 162(m) of the Internal Revenue Code (the Code). The shareholders are being asked in this proposal to approve the following list of business criteria on which the Compensation Committee may establish objectively determinable performance goals for awards under the Incentive Plan:
•	revenue growth;

•	net income growth;

•	price/earnings ratio;

•	return on average equity;

•	return on average assets;

•	earnings per share on the Company’s common stock;

•	total shareholder return with respect to the Company’s common stock;

•	improvement in attainment of efficiency levels;

•	improvement in the Company’s credit quality; and

•	attainment of specific strategic business objectives.
     The Compensation Committee must establish the performance goals not later than 90 days after the commencement of any plan year (or such later date as may be permitted or required to secure the performance-based compensation exemption from the deduction limits of Code Section 162(m)). Such performance goals may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the Company or an affiliate.

     At the time performance goals are established, the Compensation Committee may provide that any evaluation of performance may include or exclude any of the following events that occurs during a plan year: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses.
     Annual Limit. The maximum amount that may be awarded to a participant in any plan year is $2,000,000.
     Target Maximum Awards. At the time the Compensation Committee sets the performance goals, it will also set in writing the maximum amount (which may be expressed as a percentage of a participant’s base salary) that will be awarded to the participant if the established performance goals are achieved. The Committee also may, but is not required to, (i) establish the weightings for each participant for performance within any category of the performance goals, and (ii) identify the percents of the target maximum award that will be earned at various performance levels.
     Attainment of Performance Goals. As soon as possible after the audited results for the Company are available for the year, the Compensation Committee will certify the performance against the performance goals and calculate the resulting awards under the Incentive Plan. Any payment of an award will be conditioned on the written certification of the Compensation Committee in each case that the performance goals were satisfied. Awards that are intended to satisfy Code Section 162(m) may not be amended, and the Compensation Committee may not exercise any discretionary authority with respect to such awards in any manner to waive the achievement of the applicable performance goal based on performance criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the award to cease to qualify for the exemption from Code Section 162(m).
     Termination of Employment. In the event of a participant’s termination of employment by reason of death, disability or retirement during a plan year, he or she will receive an award based on actual full-year performance, prorated based on the number of days in the plan year preceding his or her date of termination. If a participant terminates employment for any other reason during a plan year (or after the end of a plan year and before the Committee has approved the awards for such plan year), the participant will forfeit his or her right to an award for the plan year in which he or she terminated employment.
     Transferability of Awards. Awards under the Incentive Plan may not be transferred, pledged, assigned, encumbered or otherwise disposed of by any participant or beneficiary, whether by operation of law or otherwise and whether voluntarily or involuntarily (except by will or the laws of descent and distribution).
     Termination and Amendment. The Board or the Compensation Committee may at any time and from time to time amend, suspend or terminate the Incentive Plan, but no amendment that requires shareholder approval in order for the Incentive Plan to continue to comply with the performance-based compensation exemption from Section 162(m) of the Code will be effective unless it is approved by the Committee and the requisite vote of the shareholders of the Company.
Certain Federal Income Tax Effects.
     The following U.S. federal income tax discussion is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the Incentive Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed, and may vary from locality to locality.
     Cash Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time an award is granted under the Incentive Plan (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

     Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Incentive Plan.
Benefits to Named Executive Officers and Others
     No incentive payments shall be paid under this Incentive Plan until the Incentive Plan is approved by shareholders on April 25, 2007. Awards will be made at the discretion of the Compensation Committee. Therefore, it is not presently possible to determine the benefits or amounts that will be received by the named executive officers and others pursuant to the Incentive Plan in the future.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” APPROVAL OF THE INCENTIVE PLAN.
COMPENSATION AND HUMAN RESOURCES COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
     In 2006, the members of the Company’s Compensation and Human Resources Committee were Messrs. Phillips (Chairman), Cooper, Lomax, Nickelsen and Taylor, none of whom served as an officer or employee of the Company during the 2006 fiscal year, nor any time prior thereto. During 2006 none of the members of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of SEC Regulation S-K, and none of our executive officers served on the compensation committee (or equivalent) or the board of directors of another entity whose executive officer(s) served on our Board of Directors or our Compensation and Human Resources Committee.
TRANSACTIONS WITH RELATED PERSONS
     The Bank has made, and expects to make in the future, loans in the ordinary course of business to directors and officers of the Company and the Bank, members of their immediate families and their associates. The Bank has made such loans on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and the loans did not involve more than the normal risk of collectibility or present other unfavorable features.
     The Bank employs several relatives of directors and executive officers, including two employees who were paid or otherwise earned compensation during 2006 exceeding $120,000 in the aggregate. Leonard J. Marks, the son of William L. Marks, our Chairman of the Board and Chief Executive Officer, is employed by the Bank as a commercial lender. During fiscal 2006, the Bank paid Leonard Marks cash compensation and a restricted stock unit award aggregating $156,925, which included a bonus paid in 2006 relating to his performance in 2005, a bonus paid in 2007 relating to his performance in 2006 and a restricted stock unit award in 2006. In addition, Jay R. Exnicios, the brother of Joseph S. Exnicios, one of our executive officers, is employed by the Bank as a regional branch manager. During fiscal 2006, the Bank paid Jay Exnicios cash compensation and a restricted stock unit award aggregating $128,004, which included a bonus paid in 2006 relating to his performance in 2005, a bonus paid in 2007 relating to his performance in 2006 and a restricted stock unit award in 2006. Both Messrs. Marks and Exnicios received coverage under the Bank’s employee benefit plans, generally available to all similarly situated Bank employees.
     Our written Corporate Governance Guidelines require that we review all transactions that are required to be disclosed pursuant to Item 404 of SEC Regulation S-K (Related Party Transactions) for potential conflicts of interest. Our Board has approved a written Audit Committee Charter, which assigns to the Audit Committee the duty to ascertain that there is an ongoing review process of all Related Party Transactions for potential conflicts of interest and that any such transactions that are noted are approved by the Audit Committee.
     The Company conducts virtually all of its business activities through the Bank, whose business activities primarily consist of offering deposit accounts, making loans and engaging in a trust business and, through Bank subsidiaries, offering securities and insurance products. While Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits a public company from extending or renewing credit or arranging the extension or renewal of credit to an officer or director, this prohibition does not apply to loans made by a depository institution, such as the Bank that is insured by the Federal Deposit Insurance Corporation and is subject to the insider lending restrictions of the Federal Reserve Board’s Regulation O. Accordingly, we permit our directors and executive officers, their family members and their related interests, to establish and maintain banking and business relationships in the ordinary course with the Bank. With respect to lending activities, the Company has a special written policy governing affiliate and insider lending transactions. This policy prohibits extensions of credit to “insiders” as defined in the policy, unless the extension of credit is:
•	made in the ordinary course of business on substantially the same terms (including interest rates and collateral) as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable transactions by the Bank with members of the general public; and

•	does not involve more than the normal risk of repayments or present other unfavorable features.
Under this policy, Audit Committee prior approval is required for any lending transaction that alone or together with other extensions of credit to an “insider” exceeds a specified dollar threshold and does not meet the criteria noted above or which becomes a past due, non-accrual, or restructured loan or a potential problem as of year-end under applicable SEC rules. Also, in compliance with Regulation O, a majority of the Bank’s Board of Directors must approve in advance any extension of credit to any director, executive officer or any of their covered entities that exceeds $500,000. A director with an interest in the extension of credit must abstain from voting or participating in the discussion of the extension of credit.
     In accordance with Regulation O, additional restrictions are imposed on extensions of credit to any executive officer. The Bank may make extensions of credit to an executive officer:
•	in any amount to finance the education of his or her children;

•	in any amount to finance or refinance the purchase, construction, or renovation of a residence when secured by a first lien on the residence;

•	in any amount provided that the extension of credit is secured by U.S. Government obligations, or a perfected security interest in a segregated deposit account of the Bank; or

•	for any other purpose if the aggregate amount of loans (excluding loans for education and residence) do not exceed $100,000.
Regulation O requires that all extensions of credit to executive officers must be (1) promptly reported to the Board of Directors; (2) preceded by the submission of a detailed personal financial statement; and (3) made subject to the written provision (in the promissory note or allonge thereto) that the loan will, at the option of the Bank, be due and payable at any time that the executive officer is indebted to any other bank or banks in an amount greater than the dollar thresholds set forth above.
     In order to promote compliance with applicable laws, regulations and rules pertaining to “insider” lending transactions discussed above, the Bank has appointed an officer (the Regulation O Officer) to assist bankers in identifying and reviewing pertinent transactions on all identified “insiders.” The Regulation O Officer annually receives lists of all directors and executive officers of the Company and the Bank and any other subsidiaries from our Corporate Secretary, as well as a list of our principal shareholders, if any. The information provided includes the names of these individuals and their family members, as well as the names of their related interests, which are referred to as “covered entities,” and is put together based on questionnaires submitted by our directors and executive officers to the Corporate Secretary, as well as information available from public databases and the Bank’s records. The Bank’s lender managing a proposed extension of credit to an “insider” is responsible for confirming that the proposed extension of credit is in compliance with the Bank’s policy on insider transactions. The Regulation O Officer will promptly notify our Corporate Secretary and the chairman of our disclosure committee in the event the Regulation O Officer detects an extension of credit to an insider that appears to violate these policies.

     The Corporate Secretary has written procedures to help us determine at the end of each year whether any insider relationship or transaction has occurred that must be disclosed pursuant to the SEC’s rules regarding Related Party Transaction, or that might impair a nonemployee director’s independence under SEC rules or Nasdaq listing requirements. These procedures include director and executive officer questionnaires, a survey of customer databases of the Company and its subsidiaries, as well as a review of other records, including accounts payable, payroll and real estate transaction records. The Corporate Secretary reports any Related Party Transactions so discovered to the Audit Committee for review, approval or ratification and reports other matters that would disqualify a nonemployee director from meeting Nasdaq or SEC independence requirements to the Board.
     To further raise awareness regarding, and to ensure the proper handling of, insider transactions, we have adopted various codes of conduct, including the Employee Code of Conduct and Standard of Ethics, the Code of Ethics and Conduct for Senior Financial Officers and Executive Officers and the Code of Business Conduct and Ethics for the Board of Directors. These codes, which are available on the Corporate Governance page of our website at www.whitneybank.com, promote the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, encourage covered persons to seek advice to avoid conflicts of interest, and provide that banking and business relationships between directors, executions officers, and their family members and their entities and us be on nonpreferential terms and in the ordinary course of business. Employees are also prohibited from handling any customer or vendor relationship involving themselves, their family members or a “covered entity” associated with an employee or their family members. Our Audit Committee is responsible for applying and interpreting the codes pertaining to executive officers and directors, and is required to report its findings of violations to the Board for further action.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors to file with the SEC initial reports of ownership of the Company’s stock, as well as reports of changes in ownership. Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished in the most recent fiscal year and on written representations from executive officers and directors to the Company, all required filings by such persons were timely made during 2006, except one late Form 4 for Mr. Westfeldt that was filed for inadvertently omitting 1,518 shares of Company stock on his original Form 3, filed on May 30, 2002.
AUDITORS
     The Company’s Audit Committee selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the books of the Company and its subsidiaries for 2006. As part of its role in the oversight of the independent registered public accounting firm, the Audit Committee has adopted policies and procedures to preapprove all audit and permissible nonaudit services performed by the independent registered public accounting firm. The policy requires that on an annual basis the Audit Committee preapprove the general engagement of the independent registered public accounting firm to provide defined audit, audit-related and possible tax services within preapproved fee levels. Unless otherwise provided such preapproval shall remain in effect for 12 months. The Audit Committee may revise the list of defined generally preapproved services from time to time. Provided that such services would not impair the independent registered public accounting firm’s independence, the Audit Committee may also grant general preapproval to other permissible nonaudit services classified as “all other services.” Preapproval may be granted by action of the full Audit Committee or, in the absence of such action, by one or more members of the Audit Committee. Any preapproval granted by less than the full Audit Committee must be reported to the full Audit Committee at its next scheduled meeting. The Audit Committee will consult the SEC’s rules and relevant guidance in applying this policy. During 2006, the Audit Committee preapproved all non-audit services provided by PricewaterhouseCoopers.
Audit Fees
     For 2006 and 2005, the Company and its subsidiaries incurred aggregate fees of $711,018 and $618,800 respectively, payable to PricewaterhouseCoopers LLP for the audits of the consolidated financial statements of the Company and its subsidiaries, reviews of the quarterly consolidated financial statements of the Company and the audit of the design and operating effectiveness of internal control over financial reporting in compliance with Sarbanes-Oxley Act of 2002 Section 404 and FDICIA.

Audit-Related Fees
     For 2006 and 2005, the Company and its subsidiaries incurred aggregate audit-related fees of $173,600 and $122,625 respectively, payable to PricewaterhouseCoopers LLP, for assurance and related services for employee benefit plan audits, SAS 70 procedures and agreed upon procedures engagements and advisory services related to Section 404 of the Sarbanes-Oxley Act of 2002 Section 404 compliance. One hundred percent of the audit-related fees paid to PricewaterhouseCoopers LLP in 2006 and 2005 were preapproved by the Audit Committee.
Tax Fees
     Neither the Company nor any of its subsidiaries paid fees for tax services to PricewaterhouseCoopers LLP for the fiscal years 2006 and 2005.
All Other Fees
     Neither the Company nor any of its subsidiaries paid fees for any other services to PricewaterhouseCoopers LLP for the fiscal years 2005 and 2004.
REPORT OF THE AUDIT COMMITTEE
     The Audit Committee assists the Board in monitoring the Company’s accounting and financial reporting processes and has a key role in the oversight and supervision of PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The Audit Committee’s role includes sole authority to (1) appoint or replace the Company’s independent registered public accounting firm; (2) preapprove all audit or permissible nonaudit services that the Company’s independent registered public accounting firm performs on behalf of the Company and (3) approve compensation related to all auditing services and any permissible nonaudit services. The Audit Committee monitored management’s evaluation of the effectiveness of internal control over financial reporting and retained and monitored the independent registered public accounting firm that assessed management’s evaluation. The Audit Committee also oversees the Company’s procedures for the receipt, retention, and treatment of complaints the Company receives regarding accounting, internal accounting controls or auditing matters and reviews Related Party Transactions for potential conflicts of interest. For greater detail regarding the functions and responsibilities of the Audit Committee, please refer to the Audit Committee Charter, which is available on the Corporate Governance page on our website at www.whitneybank.com. The Committee is in compliance with the Audit Committee Charter, which was approved by the Committee and the Board.
     Management has the primary responsibility for the financial statements and reporting processes including the system of internal control over financial reporting. In fulfilling its oversight responsibilities for 2006, the Audit Committee reviewed and discussed with management the audited financial statements as of and for the year ended December 31, 2006. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).
     The Audit Committee reviewed the audited financial statements with the independent registered public accounting firm who is responsible for expressing an opinion on the conformity of those statements with GAAP and discussed with the independent registered public accounting firm their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and the matters required to be communicated by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and PCAOB Auditing Standard No. 2, “An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements.” The Audit Committee has also received the written disclosures and letter required by the Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm their independence and considered the compatibility of nonaudit services with the independent registered public accounting firm’s independence.
     The Audit Committee discussed with the Company’s internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and the independent registered public accounting firm to discuss the results of audits, evaluations of the Company’s system of internal control over financial reporting, and the overall quality of the Company’s financial reporting. The Audit Committee also met on a regular basis with management from the departments of

Credit Administration, Credit Review, Financial, Legal and Operations & Technology. Both the internal auditors and the independent registered public accounting firm have unrestricted access to the Audit Committee. The members of the Audit Committee met by themselves in several executive sessions during 2006 and had separate executive sessions with the independent registered public accounting firm and with the internal auditors.
     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2006 for filing with the SEC. The Audit Committee has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the books of the Company and its subsidiaries for 2007.
Audit Committee of the Board of Directors,
Richard B. Crowell, Chairman
Eric J. Nickelsen, Vice-Chairman
James M. Cain
Kathryn M. Sullivan
PROPOSAL NO. 4
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee of the Board has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm to perform the audit of our financial statements and to attest to management’s annual report on internal control over financial reporting for 2007. PricewaterhouseCoopers was our independent registered public accounting firm for the year ended December 31, 2006. The firm is a registered public accounting firm with the Public Company Accounting Oversight Board (the PCAOB), as required by the Sarbanes-Oxley Act of 2002 and the rules of the PCAOB.
     PricewaterhouseCoopers representatives are expected to attend the annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.
     We are asking our shareholders to ratify the selection of PricewaterhouseCoopers as our independent registered public accounting firm to audit the books of the Company and its subsidiaries for 2007. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers to our shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT THE BOOKS OF THE
COMPANY AND ITS SUBSIDIARIES FOR THE YEAR 2007.

SHAREHOLDER COMMUNICATIONS
     The Board provides a process for shareholders to send communications to the Board or to individual directors. Information regarding this process is available to shareholders on the Corporate Governance page on our website at www.whitneybank.com.
SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING
     For any shareholder proposal to be considered for inclusion in our proxy statement and proxy for the 2008 Annual Meeting of Shareholders, we must receive the written proposal at our principal executive office no later than November 13, 2007. Any shareholder proposal not received at the Company’s principal executive offices by January 27, 2008, which is 45 calendar days before the one-year anniversary of the date the Company mailed this proxy statement to shareholders, will be considered untimely and, if presented at the 2008 Annual Meeting of Shareholders, the proxy holders will be able to exercise discretionary authority to vote on any such proposal to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.
OTHER MATTERS
     We do not know of any matters to be presented at our 2007 annual meeting other than those set forth in the accompanying notice. However, if any other matters properly come before the meeting or any adjournments or postponements thereof, the proxy holders will vote or abstain from voting thereon in accordance with their best judgment.
By order of the Board of Directors
William L. Marks
Chairman of the Board

EXHIBIT A
WHITNEY HOLDING CORPORATION
2007 LONG-TERM COMPENSATION PLAN

WHITNEY HOLDING CORPORATION
2007 LONG-TERM COMPENSATION PLAN

ARTICLE 1 PURPOSE		A-1
1.1	General	A-1

ARTICLE 2 DEFINITIONS		A-1
2.1	Definitions	A-1

ARTICLE 3 EFFECTIVE TERM OF PLAN		A-6
3.1	Effective Date	A-6
3.2	Term of Plan	A-6

ARTICLE 4 ADMINISTRATION		A-6
4.1	Committee	A-6
4.2	Actions and Interpretations by the Committee	A-7
4.3	Authority of Committee	A-7
4.4	Delegation	A-8
4.5	Award Notices	A-8

ARTICLE 5 SHARES SUBJECT TO THE PLAN		A-8
5.1	Number of Shares	A-8
5.2	Share Counting	A-8
5.3	Stock Distributed	A-9
5.4	Limitation on Awards	A-9
5.5	Minimum Vesting Requirements	A-9

ARTICLE 6 ELIGIBILITY		A-10
6.1	General	A-10

ARTICLE 7 STOCK OPTIONS		A-10
7.1	General	A-10
7.2	Incentive Stock Options	A-10

ARTICLE 8 STOCK APPRECIATION RIGHTS		A-11
8.1	Grant of Stock Appreciation Rights	A-11

ARTICLE 9 RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS		A-11
9.1	Grant of Restricted Stock, Restricted Stock Units and Deferred Stock Units	A-11
9.2	Issuance and Restrictions	A-11
9.3	Forfeiture	A-12
9.4	Delivery of Restricted Stock	A-12

ARTICLE 10 PERFORMANCE AWARDS		A-12
10.1	Grant of Performance Awards	A-12
10.2	Performance Goals	A-12
10.3	Right to Payment	A-12
10.4	Other Terms	A-13

ARTICLE 11 QUALIFIED STOCK-BASED AWARDS		A-13
11.1	Options and Stock Appreciation Rights	A-13
11.2	Other Awards	A-13
11.3	Performance Goals	A-14
11.4	Inclusions and Exclusions from Performance Measures	A-14

11.5	Certification of Performance Goals	A-14
11.6	Award Limits	A-14

ARTICLE 12 DIVIDEND EQUIVALENTS		A-14
12.1	Grant of Dividend Equivalents	A-14

ARTICLE 13 STOCK OR OTHER STOCK-BASED AWARDS		A-15
13.1	Grant of Stock or Other Stock-Based Awards	A-15

ARTICLE 14 PROVISIONS APPLICABLE TO AWARDS		A-15
14.1	Payment of Awards	A-15
14.2	Limits on Transfer	A-15
14.3	Stock Trading Restrictions	A-15
14.4	Acceleration Upon Termination of Service	A-15
14.5	Acceleration upon a Change in Control	A-16
14.6	Effect of Acceleration	A-16
14.7	Forfeiture Events	A-16
14.8	Substitute Awards	A-16

ARTICLE 15 CHANGES IN CAPITAL STRUCTURE		A-16
15.1	Mandatory Adjustments	A-16
15.2	Discretionary Adjustments	A-17
15.3	General	A-17

ARTICLE 16 AMENDMENT, MODIFICATION AND TERMINATION		A-17
16.1	Amendment, Modification and Termination	A-17
16.2	Awards Previously Granted	A-17

ARTICLE 17 GENERAL PROVISIONS		A-18
17.1	Rights of Participants	A-18
17.2	Withholding	A-18
17.3	Special Provisions Related to Section 409A of the Code	A-19
17.4	Unfunded Status of Awards	A-19
17.5	Relationship to Other Benefits	A-19
17.6	Expenses	A-19
17.7	Titles and Headings	A-19
17.8	Gender and Number	A-19
17.9	Fractional Shares	A-19
17.10	Government and Other Regulations	A-20
17.11	Governing Law	A-20
17.12	Additional Provisions	A-20
17.13	No Limitations on Rights of Company	A-20
17.14	Indemnification	A-20

WHITNEY HOLDING CORPORATION
2007 LONG-TERM COMPENSATION PLAN
ARTICLE 1
PURPOSE
     1.1. GENERAL. The purpose of the Whitney Holding Corporation 2007 Long-Term Compensation Plan (the “Plan”) is to promote the success, and enhance the value, of Whitney Holding Corporation (the “Company”), by linking the personal interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.
ARTICLE 2
DEFINITIONS
     2.1. DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:
     (a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.
     (b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award, Performance Award, Dividend Equivalent Award, Other Stock-Based Award, Performance-Based Cash Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.
     (c) “Award Notice” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Notices may be in the form of individual award notices, agreements or certificates or a program document describing the terms and provisions of an Awards or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Notices, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.
     (d) “Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.
     (e) “Board” means the Board of Directors of the Company.
     (f) “Cause” means, unless otherwise defined in an agreement between the Company (or an Affiliate) and a Participant hereunder, the Participant has:
     (i) Committed an intentional act of fraud, embezzlement or theft in the course of employment or otherwise engaged in any intentional misconduct that is materially injurious to the financial condition or business reputation of the Company or an Affiliate;

     (ii) Committed intentional damage to the property of the Corporation or an Affiliate or committed intentional wrongful disclosure of confidential information that is materially injurious to the financial condition or business reputation of the Corporation or an Affiliate;
     (iii) Is convicted of a felony that is materially injurious to the financial condition or business reputation of the Corporation or an Affiliate;
     (iv) Violated any statute, rule or regulation under federal or state securities or banking laws that is materially injurious to the financial condition or business reputation of the Corporation or an Affiliate; or
     (v) Intentionally refused to perform the material duties of his or her position.
No act or failure to act on the part of a Participant will be deemed “intentional” unless done or omitted to be done, without good faith and without reasonable belief that the act or omission was in the best interests of the Corporation or an Affiliate. The Board or Committee, in good faith, shall determine whether Cause has occurred hereunder.
     (g) “Change in Control” means and includes the occurrence of any one of the following events:
     (i) Any person, including any group, determined in accordance with Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than an employee benefit plan maintained by the Corporation or an Affiliate, becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation’s then outstanding securities, without the approval, recommendation, or support of the Board of Directors of the Corporation as constituted immediately prior to such acquisition;
     (ii) The Federal Deposit Insurance Corporation or any other regulatory agency negotiates and implements a plan for the merger, transfer of assets and liabilities, reorganization and/or liquidation of Whitney National Bank;
     (iii) The shareholders of the Corporation approve a reorganization, merger or consolidation of the Corporation with respect to which the individuals and entities who were beneficial owners of Common Stock of the Corporation immediately prior to such reorganization, merger or consolidation do not beneficially own, directly or indirectly, more than 80% of the then outstanding common stock or then outstanding voting securities entitled to vote generally in election of directors of the Corporation resulting from such reorganization, merger or consolidation;
     (iv) A change in the members of the Board of Directors of the Corporation which results in the exclusion of a majority of the continuing board. For this purpose, the term “continuing board” means the members of the Board of Directors of the Corporation, determined as of the effective date of this Plan and subsequent members of such board who are elected by or on the recommendation of a majority of such continuing board; or
     (v) The sale of substantially all of the stock or the assets of Whitney National Bank by the Corporation (or any successor corporation thereto).
The Board of Directors shall determine whether a Change in Control has occurred hereunder.

     (h) “Code” means the U. S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.
     (i) “Committee” means the committee of the Board described in Article 4.
     (j) “Company” means Whitney Holding Corporation, a Louisiana corporation, or any successor corporation.
     (k) “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Status as a Participant shall not be considered interrupted in the following cases: (ii) a Participant transfers employment between the Company and an Affiliate or between Affiliates, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, or (iii) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive.
     (l) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).
     (m) “Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares of Stock (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections, which right may be subject to certain restrictions but is not subject to risk of forfeiture.
     (n) “Disability” means that (a) an Employee is actually receiving benefits under a separate long-term disability plan maintained by the Corporation or an Affiliate, or (b) if there is no such plan, a physical or mental infirmity that impairs the Participant’s ability to perform substantially his or her duties for a period of at least 180 consecutive days. The Committee shall determine whether a Participant is or becomes Disabled.
     (o) “Dividend Equivalent” means a right granted to a Participant under Article 12.
     (p) “Effective Date” has the meaning assigned such term in Section 3.1.
     (q) “Eligible Participant” means an employee, officer or director of the Company or any Affiliate.
     (r) “Exchange” means the Nasdaq Stock Market or any national securities exchange on which the Stock may from time to time be listed or traded.

     (s) “Fair Market Value,” on any date, means (i) if the Stock is listed on a securities exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.
     (t) “Full Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock.
     (u) “Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, severance or similar agreement, if any, between a Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, give such term in the applicable Award Notice. If not defined in each such document, the term “Good Reason” as used herein shall not apply to a particular Award.
     (v) “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.
     (w) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision.
     (x) “Independent Directors” means those members of the Board of Directors who qualify at any given time as “independent” directors under Nasdaq Marketplace Rule 4200, “non-employee” directors under Rule 16b-3 of the 1934 Act, and “outside” directors under Section 162(m) of the Code.
     (y) “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.
     (z) “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.
     (aa) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.
     (bb) “Other Stock-Based Award” means a right, granted to a Participant under Article 13 that relates to or is valued by reference to Stock or other Awards relating to Stock.
     (cc) “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.
     (dd) “Participant” means an employee, officer or director of the Company or any Affiliate who has been granted an Award under the Plan; provided that in the case of the death or Disability of a Participant, the term “Participant” refers to the Participant’s estate or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

     (ee) “Performance Award” means Performance Shares or Performance Units or Performance-Based Cash Awards granted pursuant to Article 10.
     (ff) “Performance-Based Cash Award” means a right granted to a Participant under Article 10 to a cash award to be paid upon achievement of such performance goals as the Committee establishes with regard to such Award.
     (gg) “Performance Share” means an Award under Article 10 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.
     (hh) “Performance Unit” means an Award under Article 10 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.
     (ii) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.
     (jj) “Plan” means the Whitney Holding Corporation 2007 Long-Term Compensation Plan, as amended from time to time.
     (kk) “Prior Plan” means the Company’s 2004 Long-Term Incentive Plan, as amended.
     (ll) “Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Measures as set forth in Section 11.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.
     (mm) “Qualified Business Measures” means one or more of the Business Measures listed in Section 11.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.
     (nn) “Restricted Stock Award” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.
     (oo) “Restricted Stock Unit Award” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.
     (pp) “Retirement” means, unless otherwise defined in the applicable Incentive Agreement, the date on which a Participant ceases to be employed by the Corporation or an Affiliate, provided he or she (a) has completed not less than ten years of service with the Corporation and its Affiliates, (b) has attained age 55, and (c) is not terminated for Cause, or, in the event of the inapplicability thereof with respect to the Participant in question, as determined by the Committee in its reasonable judgment
     (qq) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

     (rr) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 15, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 15.
     (ss) “Stock” means the no par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.
     (tt) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.
     (uu) “Subsidiary” means any corporation, limited liability company, partnership or other entity, domestic or foreign, of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.
     (vv) “1933 Act” means the Securities Act of 1933, as amended from time to time.
     (ww) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.
ARTICLE 3
EFFECTIVE TERM OF PLAN
     3.1. EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).
     3.2. TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date unless earlier terminated as provided herein. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of this Plan. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than or ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.
ARTICLE 4
ADMINISTRATION
     4.1. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation and Human Resources Committee of the Board is designated as the Committee to administer the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.
     4.2. ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Notice and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan.
     4.3. AUTHORITY OF COMMITTEE. Except as provided in Section 4.1 and 4.5 hereof, the Committee has the exclusive power, authority and discretion to:
     (a) Grant Awards;
     (b) Designate Participants;
     (c) Determine the type or types of Awards to be granted to each Participant;
     (d) Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;
     (e) Determine the terms and conditions of any Award granted under the Plan;
     (f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award, subject to and in accordance with Article 11 or 14;
     (g) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
     (h) Prescribe the form of each Award Notice, which need not be identical for each Participant;
     (i) Decide all other matters that must be determined in connection with an Award;
     (j) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;
     (k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;
     (l) Amend the Plan or any Award Notice as provided herein; and
     (m) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

     Notwithstanding the foregoing, grants of Awards to Non-Employee Directors hereunder shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time, and the Committee may not make discretionary grants hereunder to Non-Employee Directors.
     4.4. DELEGATION.
     (a) Administrative Duties. The Committee may delegate to one or more of its members or to one or more officers of the Company or an Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.
     (b) Special Committee. The Board may, by resolution, expressly delegate to a special committee, consisting of one or more directors who are also officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants (a) who are subject to Section 16(a) of the 1934 Act at the Grant Date, or (b) who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Compensation Committee regarding the delegated duties and responsibilities and any Awards so granted.
     4.5. AWARD NOTICES. Each Award shall be evidenced by an Award Notice. Each Award Notice shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.
ARTICLE 5
SHARES SUBJECT TO THE PLAN
     5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 5.2 and Article 15, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be (i) [3,200,000] Shares, plus (ii) the number of Shares remaining available for issuance under the Prior Plan but not subject to outstanding awards as the Effective Date, plus (ii) a number of additional Shares underlying awards outstanding as of the Effective Date under the Prior Plan but only to the extent that such outstanding awards thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be [1,000,000].
     5.2. SHARE COUNTING. Shares covered by an Award shall be debited from the Plan share reserve as of the date of grant, but shall be added back to the Plan share reserve in accordance with this Section 5.2.
     (a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.
     (b) Shares subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan.
     (c) Shares withheld from an Award or tendered to the Company by a Participant to satisfy minimum tax withholding requirements with respect to an Award will again be available for issuance pursuant to Awards granted under the Plan.

     (d) If the exercise price of an Option is satisfied by tendering Shares to the Company (by either actual delivery or attestation), such tendered Shares will again be available for issuance pursuant to Awards granted under the Plan.
     (e) To the extent that the full number of Shares subject to an Option or SAR is not issued upon exercise of the Option or SAR for any reason, including by reason of net-settlement of the Award, the Shares underlying the Award in excess of the number of Shares actually issued and delivered to the Participant will again be available for issuance pursuant to Awards granted under the Plan.
     (f) Substitute Awards granted pursuant to Section 14 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.
     5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
     5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 15):
     (a) Options. The maximum aggregate number of Shares subject to Options granted under the Plan in any 12-month period to any one Participant shall be [100,000].
     (b) SARs. The maximum number of Shares subject to Stock Appreciation Rights granted under the Plan in any 12-month period to any one Participant shall be [100,000].
     (c) Restricted Stock or Restricted Stock Units. The maximum aggregate grant of performance-based Awards of Restricted Stock or Restricted Stock Units under the Plan in any 12-month period to any one Participant shall be [100,000].
     (d) Performance Units or Performance Shares. The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any 12-month period under the Plan shall be [100,000] Shares, or equal to the value of [100,000] Shares, determined as of the date of vesting or payout, as applicable.
     (e) Cash-Based Awards. The maximum aggregate amount awarded or credited with respect to Cash-Based Awards under the Plan to any one Participant in any 12-month period shall be the greater of $[3,000,000] or the value of [100,000] Shares, determined as of the date of vesting or payout, as applicable.
     (f) Other Stock-Based Awards. The maximum aggregate grant with respect to Other Stock-Based Awards under the Plan in any 12-month period to any one Participant shall be [100,000] Shares.
     5.5. MINIMUM VESTING REQUIREMENTS. Except in the case of substitute Awards granted pursuant to Section 14.8 or Awards granted as an inducement to join the Company or an Affiliate as a new employee to replace forfeited awards from a former employer, Full-Value Awards granted under the Plan to an employee or officer shall either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Full Value Awards in the event of the Participant’s death, Disability, or Retirement, or a Change in Control.

ARTICLE 6
ELIGIBILITY
     6.1. GENERAL. Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted to only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are employees of an Affiliate may only be granted Options or SARs to the extent that the Affiliate is part of: (i) the Company’s controlled group of corporations, or (ii) a trade or business under common control with the Company, as of the Grant Date, as determined within the meaning of Code Section 414(b) or 414(c), and substituting for this purpose ownership of at least 50% (or 20% in the case of an Option or SAR granted to an employee of a joint venture partner based on “legitimate business criteria” within the meaning of Code Section 409A), of the Affiliate to determine the members of the controlled group of corporations and the entities under common control.
ARTICLE 7
STOCK OPTIONS
     7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:
     (a) EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 14.8) shall not be less than the Fair Market Value as of the Grant Date.
     (b) PROHIBITION ON REPRICING. Except as otherwise provided in Article 15, the exercise price of an Option may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the shareholders of the Company.
     (c) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.
     (d) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.
     (e) EXERCISE TERM. Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.
     (f) NO DEFERRAL FEATURE. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the later of the exercise or disposition of the Option, or the time the Stock acquired pursuant to the exercise of the Option first becomes substantially vested.
     7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. If all of the requirements of Section 422 of the Code are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8
STOCK APPRECIATION RIGHTS
     8.1. GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:
     (a) STAND-ALONE AND TANDEM STOCK APPRECIATION RIGHTS. Stock Appreciation Rights granted under the Plan may, in the discretion of the Committee, be granted either alone or in tandem with an Option granted under the Plan.
     (b) RIGHT TO PAYMENT. Upon the exercise of a SAR, the Participant to whom it is granted has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:
     (1) The Fair Market Value of one Share on the date of exercise; over
     (2) The base price of the SAR as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date.
     (c) PROHIBITION ON REPRICING. Except as otherwise provided in Article 15, the base price of a SAR may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the shareholders of the Company.
     (d) EXERCISE TERM. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date.
     (e) NO DEFERRAL FEATURE. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the later of the exercise of the SAR, or the time any Stock acquired pursuant to the exercise of the SAR first becomes substantially vested.
     (f) OTHER TERMS. All SARs shall be evidenced by an Award Notice. Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any SAR shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Notice.
ARTICLE 9
RESTRICTED STOCK, RESTRICTED STOCK UNITS
AND DEFERRED STOCK UNITS
     9.1. GRANT OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Notice setting forth the terms, conditions, and restrictions applicable to the Award.
     9.2. ISSUANCE AND RESTRICTIONS. Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Notice or any special Plan document governing an Award, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a shareholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units or Deferred Stock Units. Unless otherwise provided in the applicable Award Agreement, Awards of Restricted Stock will be entitled to full divided rights, and any dividends paid thereon will be paid or distributed to the holder no later than the 15th day of the 3rd month following the later of (i) the calendar year in which the corresponding dividends were paid to shareholders, or (ii) the first calendar year in which the Participant’s right to such dividends is no longer subject to a substantial risk of forfeiture.
     9.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.
     9.4. DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.
ARTICLE 10
PERFORMANCE AWARDS
     10.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant Performance Shares, Performance Units or Performance-Based Cash Awards to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Notice or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.
     10.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate, and may relate to relative performance as compared to an outside reference or peer group. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.
     10.3. RIGHT TO PAYMENT. The grant of a Performance Share to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent cash value if the Committee so provides, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance Unit to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash or other property (including Shares) as determined by the Committee, variable under conditions specified in the Award Notice, if the performance goals applicable to the Award are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance-Based Cash Award to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash variable under conditions specified in the Award Notice, if the performance goals applicable to the Award are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the value of the Performance Awards that will be paid to the Participant.
     10.4. OTHER TERMS. Performance Awards may be payable in cash, Stock, or other property in the discretion of the Committee, and have such other terms and conditions as determined by the Committee and reflected in the Award Notice. For purposes of determining the number of Shares to be used in payment of a Performance Award denominated in cash but payable in whole or in part in Shares, the number of Shares to be so paid will be determined by dividing the cash value of the Award to be so paid by the Fair Market Value of a Share on the date of determination by the Committee of the amount of the payment under the Award, or, if the Committee so directs, the date immediately preceding the date the Award is paid.
ARTICLE 11
QUALIFIED PERFORMANCE-BASED AWARDS
     11.1. OPTIONS AND STOCK APPRECIATION RIGHTS. The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption; provided that the exercise or base price of such Award is not less than the Fair Market Value of the Shares on the Grant Date.
     11.2. OTHER AWARDS. When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award, within the time period prescribed by Section 162(m) of the Code, based on one or more of the following Qualified Business Measures, which performance goals may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:
(i)	Revenue growth;

(ii)	Net income growth;

(iii)	Price/earnings ratio;

(iv)	return on the company’s equity,

(v)	return on the company’s assets,

(vi)	earnings per share on our common stock,

(vii)	total shareholder return with respect to our common stock,

(viii)	improvement in attainment of efficiency levels at the company or the bank,

(ix)	improvements in our credit quality, and

(x)	attainment of specific strategic business objectives.
     Performance goals with respect to the foregoing Qualified Business Measures may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Any member of a comparator group or index that disappears during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).
     11.3. PERFORMANCE GOALS. Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Measures, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death, Retirement or Disability, or (ii) the occurrence of a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period.
     11.4. INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE MEASURES. The Committee may provide in any Qualified Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.
     11.5. CERTIFICATION OF PERFORMANCE GOALS. Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 11.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 11.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Measures or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.
     11.6. AWARD LIMITS. Section 5.4 sets forth the maximum number of Shares or dollar value that may be granted in any one-year period to a Participant in designated forms of Qualified Performance-Based Awards.
ARTICLE 12
DIVIDEND EQUIVALENTS
     12.1. GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of Shares subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested. Unless otherwise provided in the applicable Award Agreement, Dividend Equivalents will be paid or distributed no later than the 15th day of the 3rd month following the later of (i) the calendar year in which the corresponding dividends were paid to shareholders, or (ii) the first calendar year in which the Participant’s right to such Dividends Equivalents is no longer subject to a substantial risk of forfeiture.
ARTICLE 13
STOCK OR OTHER STOCK-BASED AWARDS
     13.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.
ARTICLE 14
PROVISIONS APPLICABLE TO AWARDS
     14.1. PAYMENT OF AWARDS. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee; provided, however, that no payment of Awards shall be made earlier than the first date that such payment may be made without causing a violation of Section 409A of the Code.
     14.2. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.
     14.3. STOCK TRADING RESTRICTIONS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.
     14.4. ACCELERATION UPON TERMINATION OF SERVICE. If a person’s Continuous Status as a Participant terminates for a reason other than death, Disability, Retirement, or any other approved reason, all unexercised, unearned, and/or unpaid Awards, including without limitation, Awards earned but not yet paid, all unpaid dividends and Dividend Equivalents, and all interest accrued on the foregoing shall be canceled or forfeited, as the case may be, unless the applicable Award Notice provides otherwise. Subject to Section 17.3, the Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of such Participant’s death, Disability, Retirement or termination for an approved reason.

     14.5. ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise provided in the Award Notice or any special Plan document governing an Award, upon the occurrence of a Change in Control, (i) outstanding Options and SARs shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, subject to Section 17.3, there shall be pro rata payout to Participants within thirty (30) days following the Change in Control (or, if later, the first date that such payment may be made without causing a violation of Section 409A of the Code) based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Notice. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.
     14.6. EFFECT OF ACCELERATION. If an Award is accelerated under Section 14.5, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted or substituted in connection with such transaction, (iv) that the Award may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. To the extent that such acceleration causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.
     14.7. FORFEITURE EVENTS. The Committee may specify in an Award Notice that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Company or Affiliate policies, breach of non-competition, confidentiality or other restrictive covenants that may apply to the Participant or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate.
     14.8. SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.
ARTICLE 15
CHANGES IN CAPITAL STRUCTURE
     15.1. MANDATORY ADJUSTMENTS. In the event of a nonreciprocal transaction between the Company and its shareholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii)

adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.
     15.2 DISCRETIONARY ADJUSTMENTS. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 15.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.
     15.3 GENERAL. Any discretionary adjustments made pursuant to this Article 15 shall be subject to the provisions of Section 16.2. To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.
ARTICLE 16
AMENDMENT, MODIFICATION AND TERMINATION
     16.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.
     16.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:
     (a) Subject to the terms of the applicable Award Notice, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

     (b) The original term of an Option or SAR may not be extended without the prior approval of the shareholders of the Company;
     (c) Except as otherwise provided in Article 15, the exercise price of an Option or SAR may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and
     (d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).
ARTICLE 17
GENERAL PROVISIONS
     17.1. RIGHTS OF PARTICIPANTS.
     (a) No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).
     (b) Nothing in the Plan, any Award Notice or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer or director of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.
     (c) Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or an of its Affiliates.
     (d) No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.
     17.2. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

     17.3. SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.
     (a) Notwithstanding anything in the Plan or in any Award Notice to the contrary, to the extent that any amount or benefit that would constitute “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under the Plan or any Award Notice by reason the occurrence of a Change in Control or the Participant’s Disability or separation from service, such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless (i) the circumstances giving rise to such Change in Control, Disability or separation from service meet the description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable proposed or final regulations, (ii) the payment or distribution of such amount or benefit to any person who is a “key employee” is delayed for such period of time, if any, as may be required to avoid a violation of Code Section 409A, or (iii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. This provision does not prohibit the vesting of any Award or the vesting of any right to eventual payment or distribution of any amount or benefit under the Plan or any Award Notice.
     (b) Notwithstanding anything in the Plan or in any Award Notice to the contrary, to the extent necessary to avoid the application of Section 409A of the Code, (i) the Committee may not amend an outstanding Option, SAR or similar Award to extend the time to exercise such Award beyond the later of the 15th day of the third month following the date at which, or December 31 of the calendar year in which, the Award would otherwise have expired if the Award had not been extended, based on the terms of the Award at the original Grant Date (the “Safe Harbor Extension Period”), and (ii) any purported extension of the exercise period of an outstanding Award beyond the Safe Harbor Extension Period shall be deemed to be an amendment to the last day of the Safe Harbor Extension Period and no later.
     17.4. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Notice shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. This Plan is not intended to be subject to ERISA.
     17.5. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.
     17.6. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.
     17.7. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
     17.8. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
     17.9. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

     17.10. GOVERNMENT AND OTHER REGULATIONS.
     (a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.
     (b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.
     17.11. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Notices shall be construed in accordance with and governed by the laws of the State of Louisiana.
     17.12. ADDITIONAL PROVISIONS. Each Award Notice may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.
     17.13. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.
     17.14. INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
     The foregoing is hereby acknowledged as being the Whitney Holding Corporation 2007 Whitney Holding Corporation Long-Term Compensation Plan as adopted by the Board on December 20, 2006 and by the shareholders on April 25, 2007.

WHITNEY HOLDING CORPORATION

By:

Its:

EXHIBIT B
WHITNEY HOLDING CORPORATION
EXECUTIVE INCENTIVE COMPENSATION PLAN

WHITNEY HOLDING CORPORATION
EXECUTIVE INCENTIVE COMPENSATION PLAN
SECTION 1
PURPOSE
The purpose of the Executive Incentive Compensation Plan (the “Plan”) of Whitney Holding Corporation (the “Corporation”) is to optimize the profitability and growth of the Corporation and its subsidiaries and motivate certain executives, senior managers, officers and other key employees of the Corporation and its subsidiaries through the award of incentive compensation based solely on the attainment of stated company performance objectives. The Plan is intended, but not required, to provide qualified performance-based compensation in accordance with Section 162(m) of the Internal Revenue Code of 1986, as it may be amended from time to time, and the regulations promulgated there under (“Code Section 162(m)”).
SECTION 2
DEFINITIONS
2.1 “Award” means an amount payable to a Participant based on the Company’s satisfaction of certain Performance Goals established by the Committee with respect to a Plan Year, which shall be paid in cash, the payment of which may be deferred pursuant to a deferred compensation plan, if any, maintained by the Corporation in which the Participant is eligible to participate.
2.2 “Beneficiary” means the person, persons or entity designated by a Participant to receive an Award granted under the Plan after the Participant’s death. Unless and until different procedures are established by the Committee, a Participant’s Beneficiary for purposes of this Plan shall be the Participant’s designated beneficiary under the Corporation’s Group Life Insurance Plan. If a Participant does not designate a Beneficiary or no Beneficiary survives the Participant, then such Participant’s Beneficiary shall be his or her estate.
2.3 “Board” means the Board of Directors of the Corporation.
2.4 “Committee” means the Compensation and Human Resources Committee of the Board.
2.5 “Disability” or “Disabled” means that (a) a Participant is actually receiving benefits under a separate long-term disability plan maintained by the Corporation or an affiliate, or (b) if there is no such plan, a physical or mental infirmity that impairs the Participant’s ability to perform substantially his or her duties for a period of at least 180 consecutive days. The Committee shall determine whether a Participant is or becomes Disabled.
2.6 “Participant” means an executive, senior manager, officer or other key employee designated by the Committee to participant in the Plan for any Plan Year.
2.7 “Performance Criteria” means the performance criteria listed in Section 5.2 from among which the Committee may set Performance Goals in each Plan Year.
2.8 “Performance Goals” means the performance goals established each Plan Year by the Committee from among the Performance Criteria listed in Section 5.2.
2.9 “Plan Year” means the calendar year.
2.10 “Retirement” means the date on which a Participant ceases to be employed by the Corporation or an affiliate, provided he or she (a) has completed not less than ten years of service with the Corporation and its affiliates, (b) has attained age 55, and (c) is not terminated for Cause (as defined in an employment, severance or similar agreement between such Participant and the Company.

2.11 “Subsidiary” mean any corporation of which the Corporation owns, directly or indirectly, more than 50% of the total combined voting power of all classes of stock.
2.12 “Target Maximum Award” has the meaning described in Section 5.3.
SECTION 3
ADMINISTRATION
3.1 Committee. The Plan shall be administered by the Committee.
3.2 Power and Authority. The Committee shall have the discretionary power and authority to administer the Plan, including
     (a) Designate Participants for each Plan Year;
     (b) Establish Performance Goals (and weightings for different Performance Goals) for each Plan Year;
     (c) Establish Target Maximum Awards for Participants for each Plan Year;
     (d) Determine whether and to what extent Performance Goals were achieved for each Plan Year;
     (e) Reduce any Award, regardless of the achievement of Performance Goals, based on such factors as the Committee shall deem relevant, including without limitation, the Participant’s individual performance during the Plan Year;
     (f) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;
     (g) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and
     (h) Amend the Plan as provided herein.
Decisions, interpretations and actions of the Committee concerning matters related to the Plan shall be final and conclusive on the Corporation, its subsidiaries and Participants. The Committee’s determinations under the Plan need not be uniform, and the Committee may make determinations selectively among the Participants who receive or are eligible to receive Awards, whether or not such Participants are similarly situated.
3.4 Hold Harmless. The Corporation shall indemnify and hold harmless the members of the Committee and individuals, including employees of the Corporation or a Subsidiary, performing services on behalf of the Committee, against any liability, cost or expense arising as a result of any claim asserted by any person or entity under the laws of any state or of the United States with respect to any action or failure to act of such individuals taken in connection with the Plan, except claims or liabilities arising on account of the willful misconduct or bad faith of any such individual.
SECTION 4
PARTICIPATION
4.1 Designation of Participants. The Committee may designate executives, senior managers, officers and other key employees of the Corporation or a Subsidiary to participate in the Plan. Participants may be designated individually or by groups or categories, at the discretion of the Committee. Participation in one Plan Year does not guarantee participation in a following Plan Year.

     Participants shall ordinarily be designated as of the fourth quarter of the Plan Year immediately preceding the Plan Year in which participation is to be effective, but in no event later than the last day of the first calendar quarter of the Plan Year in which participation is to be effective. The Committee, in its discretion, may designate for participation an employee of the Corporation who is hired during a Plan Year, with the participation of any such employee to commence as of the date of hire. When employees are chosen for participation during the middle of a Plan Year, the Committee may prorate their Award based on the participants’ actual base earnings for the Plan Year or the number of days they participated in the Plan during the Plan Year. The Committee will notify or cause Participants to be notified of their eligibility to participate, and the terms thereof, in writing.
4.2 Effect of Termination of Employment.
     (a) Death, Disability and Retirement. In the event of a Participant’s termination of employment by reason of death, Disability or Retirement during a Plan Year, a pro rata Award will be made, based on the number of days in the Plan Year preceding the date of termination. Achievement of performance goals will be based on actual full-year performance. Awards in these situations will be calculated and paid after the end of the Plan Year, the same as for other Participants. Amounts paid on behalf of a deceased Participant will be paid to the Participant’s Beneficiary.
     (b) Other Terminations of Employment. In the event of a termination of employment during a Plan Year (or after the end of a Plan Year and before the Committee has approved the Award for such Plan Year) other than by reason of death, Disability or Retirement, the Participant will forfeit any right to an Award for the Plan Year in which the termination of employment occurs. For terminations after the time the Committee approves the Awards for a Plan Year, but before payout from the Plan for such Plan Year, payout will be made as though the termination had not occurred. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Company to one of its Subsidiaries, transfers from a Subsidiary to the Company, or transfers from one Subsidiary to another Subsidiary.
SECTION 5
DETERMINATION OF AWARDS
5.1 Plan Structure. Each Participant shall be eligible to receive an Award in connection with a particular Plan Year if the Corporation (or, for certain Participants, one or more Subsidiaries or divisions of the Corporation) meets or exceeds certain Performance Goals set by the Committee.
5.2 Performance Criteria and Establishment of Performance Goals. Not later than ninety (90) days after the commencement of any Plan Year (or such other date as may be permitted or required by Code Section 162(m)), the Committee will establish in writing Performance Goals for Awards for such Plan Year based upon one or more of the following Performance Criteria, which may be expressed in terms of company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the Corporation or an affiliate:
(i)	Revenue growth;

(ii)	Net income growth; (iii) Price/earnings ratio; (iv) return on the company’s equity,

(v)	return on the company’s assets,

(vi)	earnings per share on our common stock,

(vii)	total shareholder return with respect to our common stock,

(viii)	improvement in attainment of efficiency levels at the company or the bank,

(ix)	improvement in our credit quality, and

(x)	attainment of specific strategic business objectives.
Performance goals with respect to the foregoing Performance Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to an established or specially-created performance index of Corporation competitors or peers. Any member of an index that disappears during a measurement period shall be disregarded for the entire measurement period. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).
At the time Performance Goals are established, the Committee may provide that any evaluation of performance may include or exclude any of the following events that occurs during a Plan Year: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards that are intended to meet the requirements of Code Section 162(m) for deductibility, they shall be prescribed in a form that complies with Code Section 162(m).
5.3 Establishment of Target Maximum Awards. At the time the Committee sets the Performance Goals for a particular Plan Year, it shall also set in writing the maximum amount (which may be expressed as a percentage of a Participant’s base salary) that will be awarded to the Participant if the established Performance Goals are achieved (the “Target Maximum Award”). The Target Maximum Award percent will be communicated in writing to each Participant at the beginning of the performance period.
     The Committee may, but is not required to, establish the weightings for each Participant for performance within any category of the Performance Goals. If established, the weightings would be expressed as a percent of the Target Maximum Award that can be earned by the Participant from performance in each category.
5.4 Percent of Target Maximum Award Earned. At the beginning of each Plan Year, the Committee may, but is not required to, identify the percents of Target Maximum Award that will be earned at various performance levels. For example, the Committee may establish separately for each category of performance (e.g., net income, earnings per share, return on assets, etc.) a level of “Expected,” “Threshold,” and “Outstanding” performance, and provide that a percent of Target Maximum Award will correspond to each level of performance, such as:
—Outstanding: 100%
—Expected: 80%
—Threshold: 50%
—Below Threshold: 0%
5.5 Attainment of Performance Goals. The determination of whether the performance goals have been attained shall (i) to the extent applicable, be based on financial results reflected in the Company’s audited financial statements prepared in accordance with generally accepted accounting principles and reported upon by the Company’s independent accountants, and (ii) be objective, so that a third party having knowledge of the relevant facts could determine whether such performance goals are met. Any payment of an Award shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Awards that are intended to satisfy Section 162(m) may not be amended, nor may the Committee exercise any discretionary authority with respect to such awards in any manner to waive the achievement of the applicable performance goal based on Performance Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Award to cease to qualify for the exemption from Code Section 162(m).
5.6 Annual Limit. In no event shall any Participant receive an Award under the Plan in connection with any one Plan Year which exceeds $2,000,000.
SECTION 6
DISTRIBUTION OF AWARDS
6.1 Form. Awards hereunder shall be paid in the form of cash.
6.2 Time of Award. Awards will be paid within thirty days after the Committee determines whether and to what extent performance objectives were achieved, but no later than March 31 next following the end of the Plan Year for which the Award, if any, was earned.
SECTION 7
MISCELLANEOUS
7.1 Transferability of Awards. No Award granted hereunder may be transferred, pledged, assigned, encumbered or otherwise disposed of by any Participant or Beneficiary, whether by operation of law or otherwise and whether voluntarily or involuntarily (except by will or the laws of descent and distribution) and neither the Committee nor the Corporation shall be required to recognize any attempted assignment of such rights by any Participant of Beneficiary.
7.2 Withholding. The Corporation shall have the right to withhold from any payment made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld.
7.3 No Continued Employment. No Participant under the Plan shall have any right to continue in the employ of the Corporation or a Subsidiary for any period of time or to any right to continue his or her present or any other rate of compensation.
7.4 Amendment and Termination of the Plan. The Board of Directors of the Corporation or the Committee may amend or discontinue the Plan at any time. No such amendment or discontinuance shall, however, change or impair, without the consent of each affected Participant, an Award previously deferred by any such participant or an Award previously conferred hereunder. The Board or the Committee may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations, including without limitation Code Section 162(m).
7.5 Governing Law. The Plan and any Award granted under the Plan shall be governed by the laws of the State of Louisiana.
7.6 Other Benefits. Awards granted to a Participant under the terms of the Plan shall not impair or otherwise reduce such participant’s compensation, life insurance or other benefits provided by the Corporation or its Subsidiaries.
7.7 Entire Agreement. The Plan and designation of any performance objectives hereunder constitute the entire agreement between each Participant and the Corporation or any of its Subsidiaries and are intended to supersede all prior written or oral understanding with respect to the subject matter of the Plan.
7.8 Invalidity. In the event that any one or more provisions of the Plan shall, for any reason, be held invalid, illegal or unenforceable in any manner, such invalidity, illegality or unenforceability shall not effect any other provision of the Plan.

7.9 Inurement. The Plan shall be binding upon and inure to the benefit of the Corporation, its Subsidiaries, and any participant and their respective heirs, executors, administrators, successors, and assigns.

WHITNEY HOLDING CORPORATION

By:

Its:	Chairman of the Board and
Chief Executive Officer

ANNUAL MEETING OF SHAREHOLDERS OF
WHITNEY HOLDING CORPORATION
April 25, 2007

PROXY VOTING INSTRUCTIONS

VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll free 1-800-776-9437 and follow the instructions. Have your access number, located to the right of the gray shaded block, and your proxy card available when you call.
- or -
VOTE BY INTERNET - Please access the web page “www.voteproxy.com” and follow the on-screen instructions. Have your access number, located to the right of the gray shaded block, and your proxy card when you access the web page.
- OR -
VOTE BY MAIL - Please mark, sign, date and mail your proxy card in the enclosed postage-paid envelope as soon as possible.

COMPANY NUMBER
ACCOUNT NUMBER

ELECTRONIC ACCESS TO FUTURE DOCUMENTS
If you would like to receive future shareholder communications over the Internet exclusively, and no longer receive any material by mail please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.
â   Please detach along perforated line, sign, date and mail in the envelope provided IF you are not voting via telephone or the Internet. â
■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑
							FOR	AGAINST	ABSTAIN
1. Election of Directors to serve until the 2012 Annual Meeting or until their successors are elected and qualified:					2.	Approval of the Company’s 2007 Long-Term Compensation Plan.	☐	☐	☐
		NOMINEES:
☐	FOR ALL NOMINEES	¡	Richard B. Crowell
		¡	Michael L. Lomax
☐	WITHHOLD AUTHORITY	¡	Dean E. Taylor		3.	Approval of Teleflex Incorporated Executive Incentive Plan.	☐	☐	☐
	FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See Instruction below)				4.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm to audit the books of the Company and its subsidiaries for 2007.	☐	☐	☐

					TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■
■

YOUR VOTE IS IMPORTANT
Whether or not you expect to attend the Annual Meeting, your vote is important. If voting by mail, please mark, date, sign and promptly return the attached proxy card in the accompanying postage-paid envelope. No postage is required if mailed in the United States. You may also vote through the Internet or toll-free over the telephone. You may later revoke your proxy and vote in person.
If you return the signed proxy card but do not specify a manner of voting, the proxy will be voted “FOR” Proposals 1 through 4.
Internet Delivery of Proxy Materials Available
Registered shareholders can elect to receive the Company’s future proxy materials, including the annual report on Form 10-K, via the Internet. To elect this method of delivery, simply follow the instructions on the reverse. Shareholders who make this election will be notified by American Stock Transfer & Trust Company via e-mail when the materials are available. You will not be mailed a printed copy of the materials.
Shareholders who do not elect and consent to Internet delivery will continue to be mailed the printed copy of the annual report on Form 10-K, proxy statement, summary annual report and proxy card.
If you plan to attend the Annual Meeting, parking is available at the Whitney Garage. Please use the Gravier Street entrance, bring your parking ticket with you to the meeting and present it to one of the attendants at the registration table to be validated.
1                    ■
WHITNEY HOLDING CORPORATION
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Lloyd J. Abadie, H. Gerard Erath, John A. Rehage and Charles J. Triay, and each of them, proxies with full power of substitution, to represent and to vote all shares of common stock of Whitney Holding Corporation that the undersigned is entitled to vote at the Annual Meeting of Shareholders of said corporation to be held on Wednesday, April 25, 2007, at the Pan American Life Center, 601 Poydras St., 11th Floor, New Orleans, LA, at 10:30 a.m. or at any adjournments or postponements thereof (1) as hereinafter specified upon the proposals listed on the reverse side and (2) in their discretion upon such other business as may properly come before the meeting.

(Continued and to be signed on the reverse side.)

COMMENTS:

■	14475 ■